EXHIBIT A-14








           __________________________________________



               MISSISSIPPI POWER & LIGHT COMPANY

                               TO

                   _________________________

                                             Trustee



                           _________


                           Indenture
          (For Unsecured Subordinated Debt Securities)


                Dated as of ______________, ____




           __________________________________________
                       TABLE OF CONTENTS


PARTIES                                                         1

RECITAL OF THE COMPANY                                          1

ARTICLE ONE                                                     1

Definitions and Other Provisions of General Application         1
          SECTION 101.  Definitions                             1
                                                              Act       2
                                                        Affiliate       2
                                             Authenticating Agent       2
                                               Authorized Officer       2
                                               Board of Directors       2
                                                 Board Resolution       2
                                                     Business Day       2
                                                       Commission       3
                                                          Company       3
                                 Company Request or Company Order       3
                                           Corporate Trust Office       3
                                                      corporation       3
                                               Defaulted Interest       3
                                                Discount Security       3
                                                      Dollar or $       3
                                             Eligible Obligations       3
                                                 Event of Default       3
                                           Governmental Authority       3
                                           Government Obligations       4
                                                           Holder       4
                                                        Indenture       4
                                            Interest Payment Date       4
                                                         Maturity       4
                                            Officer's Certificate       4
                                               Opinion of Counsel       4
                                                      Outstanding       5
                                                     Paying Agent       6
                                                Periodic Offering       6
                                                           Person       6
                                                 Place of Payment       6
                                             Predecessor Security       6
                                                  Redemption Date       7
                                                 Redemption Price       7
                                              Regular Record Date       7
                                                Required Currency       7
                                              Responsible Officer       7
                                                       Securities       7
                         Security Register and Security Registrar       7
                                              Senior Indebtedness       7
                                              Special Record Date       7
                                             Stated Interest Rate       7
                                                  Stated Maturity       8
                                                          Tranche       8
                                              Trust Indenture Act       8
                                                          Trustee       8
                                                    United States       8
          SECTION 102.  Compliance Certificates and Opinions    8
          SECTION 103.  Form of Documents Delivered to
          Trustee                                               9
          SECTION 104.  Acts of Holders                        10
          SECTION 105.  Notices, Etc. to Trustee and Company   11
          SECTION 106.  Notice to Holders of Securities;
          Waiver                                               12
          SECTION 107.  Conflict with Trust Indenture Act      13
          SECTION 108.  Effect of Headings and Table of
          Contents                                             13
          SECTION 109.  Successors and Assigns                 13
          SECTION 110.  Separability Clause                    13
          SECTION 111.  Benefits of Indenture                  13
          SECTION 112.  Governing Law                          13
          SECTION 113.  Legal Holidays                         14

ARTICLE TWO                                                    14

Security Forms                                                 14
          SECTION 201.  Forms Generally                        14
          SECTION 202.  Form of Trustee's Certificate of
          Authentication                                       15

ARTICLE THREE                                                  15

The Securities                                                 15
          SECTION 301.  Amount Unlimited; Issuable in Series   15
          SECTION 302.  Denominations                          19
          SECTION 303.  Execution, Authentication, Delivery
          and Dating                                           19
          SECTION 304.  Temporary Securities                   22
          SECTION 305.  Registration, Registration of
          Transfer and Exchange                                22
          SECTION 306.  Mutilated, Destroyed, Lost and
          Stolen Securities                                    23
          SECTION 307.  Payment of Interest; Interest Rights
          Preserved                                            24
          SECTION 308.  Persons Deemed Owners                  25
          SECTION 309.  Cancellation by Security Registrar     26
          SECTION 310.  Computation of Interest                26
          SECTION 311.  Payment to Be in Proper Currency       26
          SECTION 312.  Extension of Interest Payment          27

ARTICLE FOUR                                                   27

Redemption of Securities                                       27
          SECTION 401.  Applicability of Article               27
          SECTION 402.  Election to Redeem; Notice to
          Trustee                                              27
          SECTION 403.  Selection of Securities to Be
          Redeemed                                             27
          SECTION 404.  Notice of Redemption                   28
          SECTION 405.  Securities Payable on Redemption
          Date                                                 29
          SECTION 406.  Securities Redeemed in Part            30

ARTICLE FIVE                                                   30

Sinking Funds                                                  30
          SECTION 501.  Applicability of Article               30
          SECTION 502.  Satisfaction of Sinking Fund
          Payments with Securities                             30
          SECTION 503.  Redemption of Securities for Sinking
          Fund                                                 31

ARTICLE SIX                                                    31

Covenants                                                      31
          SECTION 601.  Payment of Principal, Premium and
          Interest                                             31
          SECTION 602.  Maintenance of Office or Agency        32
          SECTION 603.  Money for Securities Payments to Be
          Held in Trust                                        32
          SECTION 604.  Corporate Existence                    34
          SECTION 605.  Maintenance of Properties              34
          SECTION 606.  Annual Officer's Certificate as to
          Compliance.                                          34
          SECTION 607.  Waiver of Certain Covenants            34

ARTICLE SEVEN                                                  35

Satisfaction and Discharge                                     35
          SECTION 701.  Satisfaction and Discharge of
          Securities                                           35
          SECTION 702.  Satisfaction and Discharge of
          Indenture                                            37
          SECTION 703.  Application of Trust Money             38

ARTICLE EIGHT                                                  39

Events of Default; Remedies                                    39
          SECTION 801.  Events of Default                      39
          SECTION 802.  Acceleration of Maturity; Rescission
          and Annulment                                        40
          SECTION 803.  Collection of Indebtedness and Suits
          for Enforcement by Trustee                           41
          SECTION 804.  Trustee May File Proofs of Claim       42
          SECTION 805.  Trustee May Enforce Claims Without
          Possession of Securities                             42
          SECTION 806.  Application of Money Collected         43
          SECTION 807.  Limitation on Suits                    43
          SECTION 808.  Unconditional Right of Holders to
          Receive Principal,
                 Premium and Interest                          44
          SECTION 809.  Restoration of Rights and Remedies     44
          SECTION 810.  Rights and Remedies Cumulative         44
          SECTION 811.  Delay or Omission Not Waiver           45
          SECTION 812.  Control by Holders of Securities       45
          SECTION 813.  Waiver of Past Defaults                45
          SECTION 814.  Undertaking for Costs                  46
          SECTION 815.  Waiver of Stay or Extension Laws       46

ARTICLE NINE                                                   46

The Trustee                                                    46
          SECTION 901.  Certain Duties and Responsibilities    46
          SECTION 902.  Notice of Defaults                     48
          SECTION 903.  Certain Rights of Trustee              48
          SECTION 904.  Not Responsible for Recitals or
          Issuance of Securities                               49
          SECTION 905.  May Hold Securities                    49
          SECTION 906.  Money Held in Trust                    50
          SECTION 907.  Compensation and Reimbursement         50
          SECTION 908.  Disqualification; Conflicting
          Interests.                                           50
          SECTION 909.  Corporate Trustee Required;
          Eligibility                                          51
          SECTION 910.  Resignation and Removal; Appointment
          of Successor                                         51
          SECTION 911.  Acceptance of Appointment by
          Successor                                            53
          SECTION 912.  Merger, Conversion, Consolidation or
          Succession to Business                               54
          SECTION 913.  Preferential Collection of Claims
          Against Company                                      55
          SECTION 914.  Co-trustees and Separate Trustees.     55
          SECTION 915.  Appointment of Authenticating Agent    56

ARTICLE TEN                                                    58

Holders' Lists and Reports by Trustee and Company              58
          SECTION 1001.  Lists of Holders                      58
          SECTION 1002.  Reports by Trustee and Company        59

ARTICLE ELEVEN                                                 59

Consolidation, Merger, Conveyance or Other Transfer            59
          SECTION 1101.  Company May Consolidate, Etc., Only
          on Certain Terms                                     59
          SECTION 1102.  Successor Corporation Substituted     60

ARTICLE TWELVE                                                 60

Supplemental Indentures                                        60
          SECTION 1201.  Supplemental Indentures Without
          Consent of Holders                                   60
          SECTION 1202.  Supplemental Indentures With
          Consent of Holders                                   62
          SECTION 1203.  Execution of Supplemental
          Indentures                                           64
          SECTION 1204.  Effect of Supplemental Indentures     64
          SECTION 1205.  Conformity With Trust Indenture Act   64
          SECTION 1206.  Reference in Securities to
          Supplemental Indentures                              64
          SECTION 1207.  Modification Without Supplemental
          Indenture                                            65

ARTICLE THIRTEEN                                               65

Meetings of Holders; Action Without Meeting                    65
          SECTION 1301.  Purposes for Which Meetings May Be
          Called                                               65
          SECTION 1302.  Call, Notice and Place of Meetings    65
          SECTION 1303.  Persons Entitled to Vote at
          Meetings                                             66
          SECTION 1304.  Quorum; Action                        66
          SECTION 1305.  Attendance at Meetings;
          Determination of Voting Rights;
               Conduct and
               Adjournment of Meetings                         67
          SECTION 1306.  Counting Votes and Recording Action
          of Meetings                                          68
          SECTION 1307.  Action Without Meeting                69

ARTICLE FOURTEEN                                               69

Immunity of Incorporators, Stockholders, Officers and
     Directors                                                 69
          SECTION 1401.  Liability Solely Corporate            69

ARTICLE FIFTEEN                                                69

Subordination of Securities                                    69
          SECTION 1501.  Securities Subordinate to Senior
          Indebtedness.                                        69
          SECTION 1502.  Payment Over of Proceeds of
          Securities                                           70
          SECTION 1503.  Disputes with Holders of Certain
          Senior Indebtedness                                  72
          SECTION 1504.  Subrogation                           72
          SECTION 1505.  Obligation of the Company
          Unconditional                                        72
          SECTION 1506.  Priority of Senior Indebtedness
          Upon Maturity                                        73
          SECTION 1507.  Trustee as Holder of Senior
          Indebtedness                                         73
          SECTION 1508.  Notice to Trustee to Effectuate
          Subordination                                        73
          SECTION 1509.  Modification, Extension, etc. of
          Senior Indebtedness                                  74
          SECTION 1510.  Trustee Has No Fiduciary Duty to
          Holders of Senior Indebtedness                       74
          SECTION 1511.  Paying Agents Other Than the
          Trustee                                              74
          SECTION 1512.  Rights of Holders of Senior
          Indebtedness Not Impaired                            75
          SECTION 1513.  Effect of Subordination Provisions;
          Termination                                          75


Testimonium                                                    76

Signatures and Seals                                           76

Acknowledgements                                               77
               MISSISSIPPI POWER & LIGHT COMPANY

   Reconciliation and tie between Trust Indenture Act of 1939 an Indenture, dated as of ______________________, ____


Trust Indenture Act Section                     Indenture Section

310  (a)(1)                                              909
     (a)(2)                                              909
     (a)(3)                                              914
     (a)(4)                                        Not Applicable
     (b)                                                 908
                                                         910
311  (a)                                                 913
     (b)                                                 913
     (c)                                                 913
312  (a)                                                1001
     (b)                                                1001
     (c)                                                1001
313  (a)                                                1002
     (b)                                                1002
     (c)                                                1002
314  (a)                                                1002
     (a)(4)                                              606
     (b)                                           Not Applicable
     (c)(1)                                              102
     (c)(2)                                              102
     (c)(3)                                        Not Applicable
     (d)                                           Not Applicable
     (e)                                                 102
315  (a)                                                 901
                                                         903
     (b)                                                 902
     (c)                                                 901
     (d)                                                 901
     (e)                                                 814
316  (a)                                                 812
                                                         813
     (a)(1)(A)                                           802
                                                         812
     (a)(1)(B)                                           813
     (a)(2)                                        Not Applicable
     (b)                                                 808
317  (a)(1)                                              803
     (a)(2)                                              804
     (b)                                                 603
318  (a)                                                 107


           INDENTURE, dated as of _________________, between MISSISSIPPI POWER & LIGHT COMPANY, a corporation duly organized and existing under the laws of the State of Mississippi (herein called the "Company"), having its principal office at P.O. Box 1640, Jackson, Mississippi
39215-1640, and                                          , a
, having its principal corporate trust office at , as Trustee (herein called the "Trustee").

                   RECITAL OF THE COMPANY

           The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities") in an unlimited aggregate principal amount to be issued in one or more series as contemplated herein; and all acts necessary to make this Indenture a valid agreement of the Company have been performed.

           For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One of this Indenture.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

           That in order to declare the terms and conditions upon which the Securities are to be authenticated, issued and delivered and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                        ARTICLE ONE

  Definitions and Other Provisions of General Application

SECTION 101.  Definitions.

           For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture; provided, however, that in determining generally accepted accounting principles applicable to the Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and

         (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

        Certain terms, used principally in Article Nine, are defined in that Article.

         "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition,
"control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person (other than the Company or an Affiliate of the Company) authorized by the Trustee to act on behalf of the Trustee to authenticate one or more series of Securities.

         "Authorized Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, any
Assistant Treasurer, or any other duly authorized officer of the Company.

         "Board of Directors" means either the board of directors of the Company or any committee thereof duly authorized to act in respect of matters relating to this Indenture.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

        "Business Day", when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the date of execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

        "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

        "Company Request" or "Company Order" means a written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution and delivery of this Indenture is
located                                                   at
_____________________________________________________.

         "corporation" means a corporation, association, company, joint stock company or business trust.

         "Defaulted  Interest" has the meaning specified  in
Section 307.

          "Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section
802. "Interest" with respect to a Discount Security means interest, if any, borne by such Security at a Stated Interest Rate.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

        "Eligible Obligations" means:

         (a) with respect to Securities denominated in Dollars, Government Obligations; or

         (b) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by Section 301.

         "Event of Default" with respect to Securities of a particular series has the meaning specified in Section 801.

        "Governmental Authority" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

        "Government Obligations" means:

                     (a)    direct   obligations   of,   or
        obligations the principal of and interest on  which
        are   unconditionally  guaranteed  by,  the  United
        States entitled to the benefit of the full faith and credit thereof; and

                  (b)  certificates, depositary receipts or
        other instruments which evidence a direct ownership
        interest  in  obligations described in  clause  (a)
        above  or  in  any specific interest  or  principal
        payments due in respect thereof; provided, however,
        that  the custodian of such obligations or specific
        interest or principal payments shall be a  bank  or
        trust company (which may include the Trustee or any
        Paying   Agent)   subject  to  Federal   or   state
        supervision or examination with a combined  capital
        and  surplus of at least $50,000,000; and provided,
        further,  that except as may be otherwise  required
        by law, such custodian shall be obligated to pay to
        the   holders  of  such  certificates,   depositary
        receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

        "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture"  means this instrument  as  originally
   executed and delivered and as it may from time  to  time
   be  supplemented  or amended by one or  more  indentures
   supplemental  hereto  entered  into  pursuant   to   the
   applicable provisions hereof and shall include the terms
   of   particular  series  of  Securities  established  as
   contemplated by Section 301.

         "Interest Payment Date", when used with respect to
   any   Security,   means  the  Stated  Maturity   of   an
   installment of interest on such Security.

        "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

         "Officer's Certificate" means a certificate signed by an Authorized Officer and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, or other counsel acceptable to the Trustee.

          "Outstanding",   when  used   with   respect   to
   Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                   (a)  Securities theretofore canceled  by
        the   Trustee  or  delivered  to  the  Trustee  for
        cancellation;

                   (b)  Securities deemed to have been paid
        in accordance with Section 701; and

                   (c)   Securities which  have  been  paid
        pursuant  to Section 306 or in exchange for  or  in
        lieu   of   which   other  Securities   have   been
        authenticated  and  delivered  pursuant   to   this
        Indenture,  other  than  any  such  Securities   in
        respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser or purchasers in whose hands such Securities are valid obligations of the Company;

   provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities,

                             (x)   Securities owned by  the
             Company   or  any  other  obligor   upon   the
             Securities or any Affiliate of the Company  or
             of  such  other obligor (unless  the  Company,
             such  Affiliate  or  such  obligor  owns   all
             Securities  Outstanding under this  Indenture,
             or  all  Outstanding Securities of  each  such
             series and each such Tranche, as the case  may
             be,  determined without regard to this  clause
             (x)) shall be disregarded and deemed not to be
             Outstanding,   except  that,  in   determining
             whether  the  Trustee shall  be  protected  in
             relying upon any such request, demand, authori
             zation,  direction, notice, consent or  waiver
             or  upon  any  such determination  as  to  the
             presence  of  a quorum, only Securities  which
             the  Trustee knows to be so owned shall be  so
             disregarded;    provided,    however,     that
             Securities so owned which have been pledged in
             good  faith may be regarded as Outstanding  if
             the pledgee establishes to the satisfaction of
             the Trustee the pledgee's right so to act with
             respect  to  such  Securities  and  that   the
             pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor;

                             (y)  the principal amount of a
             Discount Security that shall be deemed  to  be
             Outstanding  for such purposes  shall  be  the
             amount of the principal thereof that would  be
             due  and  payable  as  of  the  date  of  such
             determination    upon   a    declaration    of
             acceleration of the Maturity thereof pursuant to Section 802; and

                             (z)   the principal amount  of
             any   Security  which  is  denominated  in   a
             currency  other than Dollars or in a composite
             currency   that   shall  be   deemed   to   be
             Outstanding  for such purposes  shall  be  the
             amount  of  Dollars  which  could  have   been
             purchased by the principal amount (or, in  the
             case   of  a  Discount  Security,  the  Dollar
             equivalent on the date determined as set forth
             below of the amount determined as provided  in
             (y)  above)  of  such  currency  or  composite
             currency evidenced by such Security,  in  each
             such  case  certified to  the  Trustee  in  an
             Officer's  Certificate,  based  (i)   on   the
             average  of the mean of the buying and selling
             spot  rates  quoted by three banks  which  are
             members   of  the  New  York  Clearing   House
             Association selected by the Company in effect at 11:00 A.M. (New York time) in The City of
             New York on the fifth Business Day preceding any such determination or (ii) if on such fifth Business Day it shall not be possible or practicable to obtain such quotations from such three banks, on such other quotations or alternative methods of determination which shall be as consistent as practicable with the method set forth in (i) above;

   provided, further, that, in the case of any Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Security that shall be deemed to be Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid.

         "Paying Agent" means any Person, including the Company, authorized by the Company to pay the principal of and premium, if any, or interest, if any, on any Securities on behalf of the Company.

        "Periodic Offering" means an offering of Securities of a series from time to time any or all of the specific terms of which Securities, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

          "Person"   means  any  individual,   corporation,
   partnership, joint venture, trust, limited liability company, limited liability partnership or unincorporated organization or any Governmental Authority thereof.

         "Place of Payment", when used with respect to the Securities of any series, or Tranche thereof, means the place or places, specified as contemplated by Section
   301, at which, subject to Section 602, principal of and premium, if any, and interest, if any, on the Securities of such series or Tranche are payable.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Required  Currency" has the meaning specified  in
   Section 311.

         "Responsible Officer", when used with  respect  to
   the  Trustee, means any officer of the Trustee  assigned
   by   the  Trustee  to  administer  its  corporate  trust
   matters.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" means all obligations (other
   than   non-recourse  obligations  and  the  indebtedness
   issued  under  this  Indenture)  of,  or  guaranteed  or
   assumed  by,  the Company for borrowed money,  including
   both  senior and subordinated indebtedness for  borrowed
   money (other than the Securities), or for the payment of
   money relating to any lease which is capitalized on  the
   consolidated  balance  sheet  of  the  Company  and  its
   subsidiaries  in  accordance  with  generally   accepted
   accounting principles as in effect from time to time, or evidenced by bonds, debentures, notes or other similar instruments, and in each case, amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligations, whether existing as of the date of this Indenture or subsequently incurred by the Company.

         "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

         "Stated Interest Rate" means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear simple interest. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Security shall be made without regard to the effective interest cost to the Company of such Security and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other indebtedness in respect of the Company's obligations which are evidenced or secured in whole or in part by such Security.

         "Stated Maturity", when used with respect  to  any
   obligation  or any installment of principal  thereof  or
   interest  thereon, means the date on which the principal
   of  such obligation or such installment of principal  or
   interest is stated to be due and payable (without regard
   to    any   provisions   for   redemption,   prepayment,
   acceleration, purchase or extension).

        "Tranche" means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount and/or date of issuance.

         "Trust  Indenture Act" means, as of any time,  the
   Trust  Indenture  Act  of  1939,  as  amended.  or   any
   successor statute, as in effect at such time.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter
   "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

        "United States" means the United States of America, its Territories, its possessions and other areas subject to its political jurisdiction.

   SECTION 102.  Compliance Certificates and Opinions.

             Except as otherwise expressly provided in this
   Indenture,  upon  any  application  or  request  by  the
   Company  to  the  Trustee to take any action  under  any
   provision  of  this  Indenture, the  Company  shall,  if
   requested  by  the Trustee, furnish to  the  Trustee  an
   Officer's   Certificate  stating  that  all   conditions
   precedent,  if  any,  provided  for  in  this  Indenture
   relating to the proposed action have been complied  with
   and an Opinion of Counsel stating that in the opinion of
   such counsel all such conditions precedent, if any, have
   been  complied with, except that in the case of any such
   application  or  request as to which the  furnishing  of
   such documents is specifically required by any provision
   of   this   Indenture   relating  to   such   particular
   application or request, no additional certificate or opinion need be furnished.

              Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a)  a statement that each Person signing
        such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                   (b)   a brief statement as to the nature
        and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                   (c)  a statement that, in the opinion of
        each   such  Person,  such  Person  has  made  such
        examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                   (d)   a statement as to whether, in  the
        opinion of each such Person, such condition or covenant has been complied with.

   SECTION 103.  Form of Documents Delivered to Trustee.

             In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

              Any  certificate or opinion of an officer  of
   the Company may be based, insofar as it relates to legal
   matters,   upon   a  certificate  or  opinion   of,   or
   representations by, counsel, unless such officer  knows,
   or  in the exercise of reasonable care should know, that
   the  certificate  or  opinion  or  representations  with
   respect   to  the  matters  upon  which  such  Officer's
   Certificate  or  opinion are based are  erroneous.   Any
   such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

              Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

              Whenever,  subsequent to the receipt  by  the
   Trustee  of any Board Resolution, Officer's Certificate,
   Opinion  of  Counsel or other document or instrument,  a
   clerical,   typographical  or   other   inadvertent   or
   unintentional  error  or omission  shall  be  discovered
   therein, a new document or instrument may be substituted
   therefor  in  corrected form with  the  same  force  and
   effect as if originally filed in the corrected form and,
   irrespective  of  the  date  or  dates  of  the   actual
   execution   and/or  delivery  thereof,  such  substitute
   document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith.
   Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other
   Outstanding Securities, except as aforesaid.

   SECTION 104.  Acts of Holders.

                     (a)          Any   request,    demand,
        authorization,    direction,    notice,    consent,
        election, waiver or other action  provided by  this
        Indenture to be made, given or taken by Holders may
        be  embodied  in  and  evidenced  by  one  or  more
        instruments  of substantially similar tenor  signed
        by  such  Holders  in person or by  an  agent  duly
        appointed  in  writing  or, alternatively,  may  be
        embodied in and evidenced by the record of  Holders
        voting  in  favor thereof, either in person  or  by
        proxies  duly appointed in writing, at any  meeting
        of  Holders duly called and held in accordance with
        the   provisions   of  Article   Thirteen,   or   a
        combination  of  such  instruments  and  any   such
        record.    Except  as  herein  otherwise  expressly
        provided,  such action shall become effective  when
        such  instrument or instruments or record  or  both
        are  delivered  to  the Trustee and,  where  it  is
        hereby  expressly required, to the  Company.   Such
        instrument or instruments and any such record  (and
        the  action embodied therein and evidenced thereby)
        are  herein sometimes referred to as the  "Act"  of
        the  Holders signing such instrument or instruments
        and  so  voting  at  any such  meeting.   Proof  of
        execution  of any such instrument or of  a  writing
        appointing any such agent, or of the holding by any
        Person  of a Security, shall be sufficient for  any
        purpose  of this Indenture and (subject to  Section
        901)  conclusive  in favor of the Trustee  and  the
        Company,  if  made in the manner provided  in  this
        Section.   The  record of any  meeting  of  Holders
        shall  be proved in the manner provided in  Section
        1306.

                   (b)   The fact and date of the execution
        by any Person of any such instrument or writing may
        be  proved  by the affidavit of a witness  of  such
        execution or by a certificate of a notary public or
        other   officer   authorized   by   law   to   take
        acknowledgments  of  deeds,  certifying  that   the
        individual  signing  such  instrument  or   writing
        acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

                   (c)   The  principal amount  (except  as
        otherwise contemplated in clause (y) of the first proviso to the definition of Outstanding) and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

                   (d)  Any request, demand, authorization,
        direction, notice, consent, election, waiver or other Act of a Holder shall bind every future
        Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                    (e)    Until   such  time  as   written
        instruments  shall  have  been  delivered  to   the
        Trustee with respect to the requisite percentage of
        principal  amount  of  Securities  for  the  action
        contemplated   by   such  instruments,   any   such
        instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

                   (f)   Securities of any series,  or  any
        Tranche thereof, authenticated and delivered  after
        any  Act  of Holders may, and shall if required  by
        the  Trustee, bear a notation in form  approved  by
        the  Trustee as to any action taken by such Act  of
        Holders.   If  the Company shall so determine,  new
        Securities  of any series, or any Tranche  thereof,
        so  modified as to conform, in the opinion  of  the
        Trustee  and  the Company, to such  action  may  be
        prepared   and   executed  by   the   Company   and
        authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

                   (g)   If the Company shall solicit  from
        Holders   any   request,   demand,   authorization,
        direction,  notice, consent, waiver or  other  Act,
        the   Company   may,  at  its  option,   by   Board
        Resolution,  fix in advance a record date  for  the
        determination  of  Holders entitled  to  give  such
        request, demand, authorization, direction,  notice,
        consent, waiver or other Act, but the Company shall
        have no obligation to do so.  If such a record date
        is  fixed,  such  request,  demand,  authorization,
        direction, notice, consent, waiver or other Act may
        be given before or after such record date, but only
        the  Holders of record at the close of business  on
        the  record date shall be deemed to be Holders  for
        the purposes of (i) determining whether Holders  of
        the   requisite   proportion  of  the   Outstanding
        Securities  have authorized or agreed or  consented
        to  such request, demand, authorization, direction,
        notice, consent, waiver or other Act, and for  that
        purpose   the  Outstanding  Securities   shall   be
        computed  as of the record date or (ii) determining
        which    Holders   may   revoke   any   such    Act
        (notwithstanding Section 104(e)).


   SECTION 105.  Notices, Etc. to Trustee and Company.

             Any request, demand, authorization, direction,
   notice,  consent, election, waiver or Act of Holders  or
   other  document provided or permitted by this  Indenture
   to  be  made upon, given or furnished to, or filed with,
   the  Trustee  by  any Holder or by the Company,  or  the
   Company  by  the  Trustee or by  any  Holder,  shall  be
   sufficient for every purpose hereunder (unless otherwise
   herein  expressly provided) if in writing and  delivered
   personally  to an officer or other responsible  employee
   of   the   addressee,   or  transmitted   by   facsimile
   transmission, telex or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate, or transmitted by registered mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

             If to the Trustee, to:





             Attention:
             Telephone:
             Telecopy:

             If to the Company, to:

             Mississippi Power & Light Company
             P.O. Box 1640
             Jackson, Mississippi  39215-1640


             Attention:
             Telephone:
             Telecopy:

             Any communication contemplated herein shall be
   deemed to have been made, given, furnished and filed  if
   personally  delivered,  on  the  date  of  delivery,  if
   transmitted  by facsimile transmission, telex  or  other
   direct   written  electronic  means,  on  the  date   of
   transmission, and if transmitted by registered mail, on the date of receipt.

   SECTION 106.  Notice to Holders of Securities; Waiver.

             Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

             In case by reason of the suspension of regular
   mail service or by reason of any other cause it shall be
   impracticable  to give such notice to Holders  by  mail,
   then  such  notification  as  shall  be  made  with  the
   approval of the Trustee shall constitute a sufficient no
   tification  for every purpose hereunder.   In  any  case
   where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other
   Holders.

              Any notice required by this Indenture may  be
   waived in writing by the Person entitled to receive such
   notice, either before or after the event otherwise to be
   specified  therein,  and  such  waiver  shall   be   the
   equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

   SECTION 107.  Conflict with Trust Indenture Act.

              If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any of the provisions of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

   SECTION 108.  Effect of Headings and Table of Contents.

              The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

   SECTION 109.  Successors and Assigns.

             All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

   SECTION 110.  Separability Clause.

              In case any provision in this Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

   SECTION 111.  Benefits of Indenture.

              Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, the Holders, and so long as the notice described in Section
   1513  hereof has not been given, the holders  of  Senior
   Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

   SECTION 112.  Governing Law.

              This  Indenture and the Securities  shall  be
   governed by and construed in accordance with the laws of
   the State of ________, except to the extent that the law
   of   any   other   jurisdiction  shall  be   mandatorily
   applicable.

   SECTION 113.  Legal Holidays.

              In  any case where any Interest Payment Date,
   Redemption Date or Stated Maturity of any Security shall
   not  be  a  Business Day at any Place of  Payment,  then
   (notwithstanding any other provision of  this  Indenture
   or   of  the  Securities  other  than  a  provision   in
   Securities of any series, or any Tranche thereof, or in the indenture supplemental hereto, Board Resolution or Officer's Certificate which establishes the terms of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding
   Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest
   Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.



      ARTICLE TWO

                        Security Forms

   SECTION 201.  Forms Generally.

             The definitive Securities of each series shall
   be   in   substantially  the  form  or   forms   thereof
   established   in   the  indenture  supplemental   hereto
   establishing  such  series  or  in  a  Board  Resolution
   establishing such series, or in an Officer's Certificate
   pursuant   to  such  supplemental  indenture  or   Board
   Resolution,   in   each  case  with   such   appropriate
   insertions,   omissions,   substitutions    and    other
   variations  as  are  required  or  permitted   by   this
   Indenture, and may have such letters, numbers  or  other
   marks of identification and such legends or endorsements
   placed  thereon  as may be required to comply  with  the
   rules of any securities exchange or as may, consistently
   herewith,  be determined by the officers executing  such
   Securities,  as  evidenced by  their  execution  of  the
   Securities.  If the form or forms of Securities  of  any
   series  are established in a Board Resolution or  in  an
   Officer's  Certificate pursuant to a  Board  Resolution,
   such Board Resolution and Officer's Certificate, if any,
   shall  be  delivered to the Trustee at or prior  to  the
   delivery  of the Company Order contemplated  by  Section
   303   for  the  authentication  and  delivery  of   such
   Securities.

              Unless otherwise specified as contemplated by
   Section  301,  the Securities of each  series  shall  be
   issuable  in  registered  form  without  coupons.    The
   definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

   SECTION   202.    Form  of  Trustee's   Certificate   of
   Authentication.

              The Trustee's certificate of authentication shall be in substantially the form set forth below:

                                  This   is  one   of   the
              Securities  of the series designated  therein
              referred    to    in   the   within-mentioned
              Indenture.



_________________________________

as Trustee



By:
                                 __________________________
                                 ___

Authorized Officer



      ARTICLE THREE

                        The Securities


   SECTION 301.  Amount Unlimited; Issuable in Series.

              The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

              The  Securities may be issued in one or  more
   series.   Prior  to  the  authentication,  issuance  and
   delivery  of  Securities of any series, there  shall  be
   established by specification in a supplemental indenture
   or in a Board Resolution, or in an Officer's Certificate
   pursuant  to  a  supplemental  indenture  or   a   Board
   Resolution:

                   (a)  the title of the Securities of such
        series (which shall distinguish the Securities of such series from Securities of all other series);

                    (b)    any  limit  upon  the  aggregate
        principal  amount of the Securities of such  series
        which may be authenticated and delivered under this
        Indenture (except for Securities authenticated  and
        delivered upon registration of transfer of,  or  in
        exchange  for,  or in lieu of, other Securities  of
        such series pursuant to Section 304, 305, 306,  406
        or 1206 and, except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                   (c)   the  Person  or  Persons  (without
        specific   identification)  to  whom  interest   on
        Securities of such series, or any Tranche  thereof,
        shall  be payable on any Interest Payment Date,  if
        other   than  the  Persons  in  whose  names   such
        Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest;

                   (d)   the  date or dates  on  which  the
        principal of the Securities of such series  or  any
        Tranche  thereof,  is payable or any  formulary  or
        other  method or other means by which such date  or
        dates shall be determined, by reference to an index
        or  other fact or event ascertainable outside  this
        Indenture  or  otherwise  (without  regard  to  any
        provisions      for     redemption,     prepayment,
        acceleration, purchase or extension);

                   (e)   the  rate or rates  at  which  the
        Securities of such series, or any Tranche  thereof,
        shall bear interest, if any (including the rate  or
        rates   at  which  overdue  principal  shall   bear
        interest,  if different from the rate or  rates  at
        which such Securities shall bear interest prior  to
        Maturity, and, if applicable, the rate or rates  at
        which  overdue  premium  or  interest  shall   bear
        interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside this Indenture or otherwise; the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Securities on any Interest Payment
        Date; the right of the Company, if any, to extend the interest payment periods and the duration of any such extension as contemplated by Section 312;
        and the basis of computation of interest, if other than as provided in Section 310;

                   (f)   the  place or places at  which  or
        methods by which (1) the principal of and premium, if any, and interest, if any, on Securities of such series, or any Tranche thereof, shall be payable,
        (2) registration of transfer of Securities of such series, or any Tranche thereof, may be effected,
        (3) exchanges of Securities of such series, or any Tranche thereof, may be effected and (4) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Indenture may be served; the Security Registrar and any Paying Agent or Agents for such series or Tranche; and, if such is the case, and if acceptable to the Trustee, that the principal of such Securities shall be payable without the presentment or surrender thereof;

                   (g)  the period or periods within which,
        or the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions, including but not limited to a restriction on a partial redemption by the Company of the Securities of any series, or any Tranche thereof, resulting in delisting of such Securities from any national exchange;

                   (h)   the obligation or obligations,  if
        any,  of  the  Company to redeem  or  purchase  the
        Securities of such series, or any Tranche  thereof,
        pursuant  to  any  sinking fund or other  analogous
        mandatory redemption provisions or at the option of
        a  Holder thereof and the period or periods  within
        which  or the date or dates on which, the price  or
        prices  at which and the terms and conditions  upon
        which   such   Securities  shall  be  redeemed   or
        purchased,  in whole or in part, pursuant  to  such
        obligation,  and  applicable  exceptions   to   the
        requirements  of  Section  404  in  the   case   of
        mandatory redemption or redemption at the option of the Holder;

                    (i)    the   denominations   in   which
        Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

                    (j)    the   currency  or   currencies,
        including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than in Dollars);

                   (k)  if the principal of or premium,  if
        any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which and the terms and conditions upon which, such election may be made;

                   (l)  if the principal of or premium,  if
        any, or interest, if any, on the Securities of such
        series,  or any Tranche thereof, are to be payable,
        or are to be payable at the election of the Company
        or   a  Holder  thereof,  in  securities  or  other
        property, the type and amount of such securities or
        other property, or the formulary or other method or
        other   means  by  which  such  amount   shall   be
        determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

                   (m)  if the amount payable in respect of
        principal  of  or premium, if any, or interest,  if
        any,  on  the  Securities of such  series,  or  any
        Tranche  thereof, may be determined with  reference
        to  an  index  or other fact or event ascertainable
        outside  this Indenture, the manner in  which  such
        amounts  shall  be determined (to  the  extent  not
        established   pursuant  to  clause  (e)   of   this
        paragraph);

                   (n)   if other than the principal amount
        thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of ac celeration of the Maturity thereof pursuant to
        Section 802;

                   (o)   any Events of Default, in addition
        to those specified in Section 801, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in Article Six and whether any such covenants may be waived pursuant to Section 607;

                  (p)  the terms, if any, pursuant to which
        the Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

                   (q)  the obligations or instruments,  if
        any,  which  shall  be considered  to  be  Eligible
        Obligations  in respect of the Securities  of  such
        series,  or any Tranche thereof, denominated  in  a
        currency  other  than Dollars  or  in  a  composite
        currency,   and   any  additional  or   alternative
        provisions for the reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction and discharge thereof as provided in Section 701;

                  (r)  if the Securities of such series, or
        any Tranche thereof, are to be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of global form and (iii) any and all other matters incidental to such Securities;

                  (s)  if the Securities of such series, or
        any  Tranche thereof, are to be issuable as  bearer
        securities, any and all matters incidental  thereto
        which   are   not  specifically  addressed   in   a
        supplemental  indenture as contemplated  by  clause
        (g) of Section 1201;

                    (t)   to  the  extent  not  established
        pursuant to clause (r) of this paragraph, any limitations on the rights of the Holders of the Securities of such Series, or any Tranche thereof, to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof;

                   (u)   any exceptions to Section 113,  or
        variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof; and

                  (v)  any other terms of the Securities of
        such   series,   or   any  Tranche   thereof,   not
        inconsistent with the provisions of this Indenture.

              The Securities of each series, or any Tranche thereof, shall be subordinated in the right of payment to Senior Indebtedness as provided in Article Fifteen.

             With respect to Securities of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution which establishes such series, or the Officer's Certificate pursuant to such supplemental indenture or Board Resolution, as the case may be, may provide general terms or parameters for Securities of such series and provide either that the specific terms of Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated by the clause (b) of
   Section 303.

   SECTION 302.  Denominations.

              Unless otherwise provided as contemplated  by
   Section 301 with respect to any series of Securities, or any Tranche thereof, the Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

   SECTION  303.   Execution, Authentication, Delivery  and
   Dating.

              Unless otherwise provided as contemplated  by
   Section 301 with respect to any series of Securities, or
   any Tranche thereof, the Securities shall be executed on
   behalf  of the Company by an Authorized Officer and  may
   have  the corporate seal of the Company affixed  thereto
   or  reproduced thereon attested by any other  Authorized
   Officer.   The signature of any or all of these officers
   on the Securities may be manual or facsimile.

              Securities  bearing the manual  or  facsimile
   signatures  of  individuals who  were  at  the  time  of
   execution Authorized Officers of the Company shall  bind
   the  Company,  notwithstanding that such individuals  or
   any  of  them have ceased to hold such offices prior  to
   the  authentication and delivery of such  Securities  or
   did   not  hold  such  offices  at  the  date  of   such
   Securities.

              The  Trustee shall authenticate  and  deliver
   Securities of a series, for original issue, at one time or from time to time in accordance with the Company
   Order referred to below, upon receipt by the Trustee of:

                    (a)    the  instrument  or  instruments
        establishing the form or forms and terms of such series, as provided in Sections 201 and 301;

                   (b)   a  Company  Order  requesting  the
        authentication and delivery of such Securities and,
        to  the  extent  that the terms of such  Securities
        shall  not  have been established in  an  indenture
        supplemental hereto or in a Board Resolution, or in
        an Officer's Certificate pursuant to a supplemental
        indenture  or Board Resolution, all as contemplated
        by  Sections  201 and 301, either (i)  establishing
        such  terms or (ii) in the case of Securities of  a
        series  subject to a Periodic Offering,  specifying
        procedures,  acceptable to the  Trustee,  by  which
        such  terms are to be established (which procedures
        may  provide,  to  the  extent  acceptable  to  the
        Trustee,  for authentication and delivery  pursuant
        to oral or electronic instructions from the Company
        or   any  agent  or  agents  thereof,  which   oral
        instructions   are   to   be   promptly   confirmed
        electronically  or in writing), in either  case  in
        accordance   with  the  instrument  or  instruments
        delivered pursuant to clause (a) above;

                   (c)   the  Securities  of  such  series,
        executed  on behalf of the Company by an Authorized
        Officer;

                   (d)  an Opinion of Counsel to the effect
        that:

                             (i)  that the form or forms of
             such  Securities have been duly authorized  by
             the  Company  and  have  been  established  in
             conformity   with  the  provisions   of   this
             Indenture;

                             (ii)   that the terms of  such
             Securities  have been duly authorized  by  the
             Company   and   have   been   established   in
             conformity with the provisions of this Inden ture; and

                             (iii)   that  such Securities,
             when   authenticated  and  delivered  by   the
             Trustee  and  issued  and  delivered  by   the
             Company  in  the  manner and  subject  to  any
             conditions   specified  in  such  Opinion   of
             Counsel, will have been duly issued under this
             Indenture and will constitute valid and  legal
             ly   binding   obligations  of  the   Company,
             entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the en forcement of creditors' rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity
             (regardless of whether such enforceability is considered in a proceeding in equity or at law);

   provided, however, that, with respect to Securities of a
   series subject to a Periodic Offering, the Trustee shall
   be entitled to receive such Opinion of Counsel only once
   at  or prior to the time of the first authentication  of
   such  Securities (provided that such Opinion of  Counsel
   addresses  the  authentication  and  delivery   of   all
   Securities of such series) and that in lieu of the opinions described in clauses (ii) and (iii) above
   Counsel may opine that:

                             (x)   when the terms  of  such
             Securities   shall   have   been   established
             pursuant  to  a  Company Order  or  Orders  or
             pursuant to such procedures (acceptable to the
             Trustee) as may be specified from time to time
             by   a   Company  Order  or  Orders,  all   as
             contemplated  by  and in accordance  with  the
             instrument  or instruments delivered  pursuant
             to clause (a) above, such terms will have been
             duly  authorized by the Company and will  have
             been   established  in  conformity  with   the
             provisions of this Indenture; and

                              (y)   such  Securities,  when
             authenticated and delivered by the Trustee  in
             accordance with this Indenture and the Company
             Order   or   Orders  or  specified  procedures
             referred to in paragraph (x) above and  issued
             and delivered by the Company in the manner and
             subject  to any conditions specified  in  such
             Opinion of Counsel, will have been duly issued
             under this Indenture and will constitute valid
             and   legally  binding  obligations   of   the
             Company, entitled to the benefits provided by the Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity
             (regardless of whether such enforceability is considered in a proceeding in equity or at law).

             With respect to Securities of a series subject
   to  a  Periodic  Offering, the Trustee may  conclusively
   rely,  as to the authorization by the Company of any  of
   such  Securities,  the form and terms  thereof  and  the
   legality,  validity, binding effect  and  enforceability
   thereof, upon the Opinion of Counsel and other documents
   delivered  pursuant to Sections 201  and  301  and  this
   Section, as applicable, at or prior to the time  of  the
   first authentication of Securities of such series unless
   and  until  such  opinion or other documents  have  been
   superseded  or  revoked or expire by  their  terms.   In
   connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any Governmental Authority having jurisdiction over the Company.

              If the form or terms of the Securities of any series have been established by or pursuant to a Board
   Resolution or an Officer's Certificate as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

              Unless otherwise specified as contemplated by
   Section 301 with respect to any series of Securities, or any Tranche thereof, each Security shall be dated the date of its authentication.

              Unless otherwise specified as contemplated by
   Section 301 with respect to any series of Securities, or
   any  Tranche  thereof, no Security shall be entitled  to
   any  benefit  under  this  Indenture  or  be  valid   or
   obligatory for any purpose unless there appears on  such
   Security  a  certificate of authentication substantially
   in  the form provided for herein executed by the Trustee
   or  its  agent  by  manual signature  of  an  authorized
   officer  thereof, and such certificate upon any Security
   shall  be  conclusive evidence, and the  only  evidence,
   that  such  Security  has  been duly  authenticated  and
   delivered  hereunder and is entitled to the benefits  of
   this  Indenture.  Notwithstanding the foregoing, if  any
   Security  shall  have been authenticated  and  delivered
   hereunder  to the Company, or any Person acting  on  its
   behalf, but shall never have been issued and sold by the
   Company, and the Company shall deliver such Security  to
   the  Trustee for cancellation as provided in Section 309
   together with a written statement (which need not comply
   with  Section  102  and need not be  accompanied  by  an
   Officer's Certificate or an Opinion of Counsel)  stating
   that such Security has never been issued and sold by the
   Company,  for  all  purposes  of  this  Indenture   such
   Security   shall   be   deemed  never   to   have   been
   authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

   SECTION 304.  Temporary Securities.

               Pending   the   preparation  of   definitive
   Securities  of any series, or any Tranche  thereof,  the
   Company  may execute, and upon Company Order the Trustee
   shall  authenticate  and deliver,  temporary  Securities
   which    are    printed,   lithographed,    typewritten,
   mimeographed  or otherwise produced, in  any  authorized
   denomination,  substantially of the tenor  of  the  defi
   nitive Securities in lieu of which they are issued, with
   such  appropriate  insertions, omissions,  substitutions
   and  other  variations  as the officers  executing  such
   Securities   may  determine,  as  evidenced   by   their
   execution  of  such Securities; provided, however,  that
   temporary   Securities   need   not   recite    specific
   redemption,   sinking  fund,  conversion   or   exchange
   provisions.

              Unless otherwise specified as contemplated by
   Section 301 with respect to the Securities of any series, or any Tranche thereof, after the preparation of definitive Securities of such series or Tranche, the temporary Securities of such series or Tranche shall be exchangeable, without charge to the Holder thereof, for definitive Securities of such series or Tranche upon surrender of such temporary Securities at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such Securities. Upon such surrender of temporary Securities, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive
   Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

               Until   exchanged  in  full  as  hereinabove
   provided, temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and Tranche and of like tenor authenticated and delivered hereunder.

   SECTION 305.  Registration, Registration of Transfer and
   Exchange.

              The Company shall cause to be kept in one  of
   the  offices  designated pursuant to Section  602,  with
   respect  to  the Securities of each series,  a  register
   (the register kept in accordance with this Section being
   referred  to  as  the  "Security  Register")  in  which,
   subject  to  such  reasonable  regulations  as  it   may
   prescribe,   the   Company   shall   provide   for   the
   registration of Securities of such series or any Tranche
   thereof  and the registration of transfer thereof.   The
   Company shall designate one Person to maintain the Security Register for the Securities of each series, and such Person is referred to herein, with respect to such series, as the "Security Registrar." Anything herein to the contrary notwithstanding, the Company may designate one of its offices as the office in which the register with respect to the Securities of one or more series shall be maintained, and the Company may designate itself the Security Registrar with respect to one or more of such series. The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

              Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, upon surrender for registration of transfer of any Security of such series or Tranche at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

              Except as otherwise specified as contemplated
   by  Section  301 with respect to the Securities  of  any
   series,  or  any Tranche thereof, any Security  of  such
   series or Tranche may be exchanged at the option of  the
   Holder,  for  one  or more new Securities  of  the  same
   series  and Tranche, of authorized denominations and  of
   like  tenor and aggregate principal amount, upon  surren
   der of the Securities to be exchanged at any such office
   or  agency.   Whenever any Securities are so surrendered
   for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

             All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

              Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security
   Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

              Unless otherwise specified as contemplated by
   Section 301 with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 406 or 1206 not involving any transfer.

              The  Company shall not be required to execute
   or to provide for the registration of transfer of or the
   exchange of (a) Securities of any series, or any Tranche
   thereof,   during  a  period  of  15  days   immediately
   preceding the date notice is to be given identifying the serial numbers of the Securities of such series or Tranche called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

   SECTION  306.   Mutilated, Destroyed,  Lost  and  Stolen
   Securities.

              If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

             If there shall be delivered to the Company and
   the  Trustee (a) evidence to their satisfaction  of  the
   ownership of and the destruction, loss or theft  of  any
   Security  and (b) such security or indemnity as  may  be
   reasonably required by them to save each of them and any
   agent  of either of them harmless, then, in the  absence
   of  notice  to  the  Company or the  Trustee  that  such
   Security is held by a Person purporting to be the  owner
   of  such  Security, the Company shall  execute  and  the
   Trustee shall authenticate and deliver, in lieu  of  any
   such  destroyed, lost or stolen Security, a new Security
   of  the  same series and Tranche, and of like tenor  and
   principal    amount   and   bearing   a    number    not
   contemporaneously outstanding.

              Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new
   Security, pay such Security.

              Upon  the issuance of any new Security  under
   this  Section, the Company may require the payment of  a
   sum  sufficient  to cover any tax or other  governmental
   charge  that may be imposed in relation thereto and  any
   other  reasonable  expenses  (including  the  fees   and
   expenses of the Trustee) connected therewith.

              Every  new  Security  of  any  series  issued
   pursuant to this Section in lieu of any destroyed,  lost
   or   stolen   Security  shall  constitute  an   original
   additional   contractual  obligation  of  the   Company,
   whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new
   Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

              The  provisions of this Section are exclusive
   and  shall  preclude (to the extent  lawful)  all  other
   rights  and remedies with respect to the replacement  or
   payment   of  mutilated,  destroyed,  lost   or   stolen
   Securities.

   SECTION  307.   Payment  of  Interest;  Interest  Rights
   Preserved.

              Unless otherwise specified as contemplated by
   Section  301  with  respect to  the  Securities  of  any
   series, or any Tranche thereof, interest on any Security
   which  is  payable,  and  is  punctually  paid  or  duly
   provided for, on any Interest Payment Date shall be paid
   to  the  Person in whose name that Security (or  one  or
   more  Predecessor Securities) is registered at the close
   of   business  on  the  Regular  Record  Date  for  such
   interest.

              Subject to Section 312, any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest
   Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

                   (a)   The  Company  may  elect  to  make
        payment of any Defaulted Interest to the Persons in
        whose names the Securities of such series (or their
        respective  Predecessor Securities) are  registered
        at the close of business on a date (herein called a
        "Special  Record  Date") for the  payment  of  such
        Defaulted  Interest, which shall be  fixed  in  the
        following  manner.  The Company  shall  notify  the
        Trustee  in  writing  of the  amount  of  Defaulted
        Interest  proposed to be paid on each  Security  of
        such  series and the date of the proposed  payment,
        and at the same time the Company shall deposit with
        the  Trustee an amount of money equal to the  aggre
        gate  amount proposed to be paid in respect of such
        Defaulted Interest or shall make arrangements satis
        factory  to the Trustee for such deposit  prior  to
        the  date of the proposed payment, such money  when
        deposited  to be held in trust for the  benefit  of
        the Persons entitled to such Defaulted Interest  as
        in  this  clause provided.  Thereupon  the  Trustee
        shall fix a Special Record Date for the payment  of
        such  Defaulted Interest which shall  be  not  more
        than 15 days and not less than 10 days prior to the
        date  of the proposed payment and not less than  10
        days after the receipt by the Trustee of the notice
        of   the  proposed  payment.   The  Trustee   shall
        promptly notify the Company of such Special  Record
        Date  and,  in the name and at the expense  of  the
        Company,  shall  promptly  cause  notice   of   the
        proposed payment of such Defaulted Interest and the
        Special  Record Date therefor to be mailed,  first-
        class postage prepaid, to each Holder of Securities
        of  such series at the address of such Holder as it
        appears in the Security Register, not less than  10
        days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date.

                   (b)  The Company may make payment of any
        Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

              Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

   SECTION 308.  Persons Deemed Owners.

              The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

   SECTION 309.  Cancellation by Security Registrar.

              All  Securities surrendered for  payment,  re
   demption, registration of transfer or exchange shall, if
   surrendered  to  any  Person  other  than  the  Security
   Registrar,  be delivered to the Security Registrar  and,
   if  not theretofore canceled, shall be promptly canceled
   by  the Security Registrar.  The Company may at any time
   deliver  to the Security Registrar for cancellation  any
   Securities   previously  authenticated   and   delivered
   hereunder  which  the Company may have acquired  in  any
   manner  whatsoever or which the Company shall  not  have
   issued  and sold, and all Securities so delivered  shall
   be  promptly  canceled  by the Security  Registrar.   No
   Securities  shall  be authenticated in  lieu  of  or  in
   exchange for any Securities canceled as provided in this
   Section,   except   as  expressly  permitted   by   this
   Indenture.  All canceled Securities held by the Security
   Registrar  shall  be disposed of in  accordance  with  a
   Company  Order  delivered to the Security Registrar  and
   the  Trustee, and the Security Registrar shall  promptly
   deliver a certificate of disposition to the Trustee  and
   the  Company  unless,  by  a  Company  Order,  similarly
   delivered,  the  Company  shall  direct  that   canceled
   Securities be returned to it. The Security Registrar shall promptly deliver evidence of any cancellation of a Security in accordance with this Section 309 to the Trustee and the Company.

   SECTION 310.  Computation of Interest.

              Except as otherwise specified as contemplated by Section 301 for Securities of any series, or any Tranche thereof, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and on the basis of the actual number of days elapsed within any month in relation to the deemed 30 days of such month.

   SECTION 311.  Payment to Be in Proper Currency.

              In  the case of the Securities of any series,
   or  any  Tranche  thereof, denominated in  any  currency
   other  than Dollars or in a composite currency (the  "Re
   quired  Currency"), except as otherwise  specified  with
   respect  to  such Securities as contemplated by  Section
   301,  the obligation of the Company to make any  payment
   of  the  principal thereof, or the premium, if  any,  or
   interest,  if  any, thereon, shall not be discharged  or
   satisfied  by any tender by the Company, or recovery  by
   the Trustee, in any currency other than the Required Cur
   rency, except to the extent that such tender or recovery
   shall  result  in  the Trustee timely holding  the  full
   amount  of  the Required Currency then due and  payable.
   If  any  such tender or recovery is in a currency  other
   than  the  Required Currency, the Trustee may take  such
   actions  as  it  considers appropriate to exchange  such
   currency for the Required Currency.  The costs and risks
   of  any such exchange, including without limitation  the
   risks  of delay and exchange rate fluctuation, shall  be
   borne by the Company, the Company shall remain fully lia
   ble  for any shortfall or delinquency in the full amount
   of  Required Currency then due and payable,  and  in  no
   circumstances  shall  the  Trustee  be  liable  therefor
   except   in  the  case  of  its  negligence  or  willful
   misconduct.

   SECTION 312.  Extension of Interest Payment.

         The  Company shall have the right at any time,  so
   long as the Company is not in default in the payment  of
   interest  on the Securities of any series hereunder,  to
   extend interest payment periods on all Securities of one
   or  more series, or Tranches thereof, if so specified as
   contemplated  by  Section  301  with  respect  to   such
   Securities  and upon such terms as may be  specified  as
   contemplated  by  Section  301  with  respect  to   such
   Securities.


                         ARTICLE FOUR

                   Redemption of Securities

   SECTION 401.  Applicability of Article.

              Securities  of  any series,  or  any  Tranche
   thereof,  which  are  redeemable  before  their   Stated
   Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche) in accordance with this Article.

   SECTION 402.  Election to Redeem; Notice to Trustee.

              The  election  of the Company to  redeem  any
   Securities  shall be evidenced by a Board Resolution  or
   an  Officer's Certificate.  The Company shall, at  least
   45  days  prior  to  the Redemption Date  fixed  by  the
   Company  (unless a shorter notice shall be  satisfactory
   to  the Trustee), notify the Trustee in writing of  such
   Redemption  Date  and of the principal  amount  of  such
   Securities  to  be  redeemed.   In  the  case   of   any
   redemption of Securities (a) prior to the expiration  of
   any restriction on such redemption provided in the terms
   of such Securities or elsewhere in this Indenture or (b)
   pursuant to an election of the Company which is  subject
   to   a   condition  specified  in  the  terms  of   such
   Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

   SECTION 403.  Selection of Securities to Be Redeemed.

             If less than all the Securities of any series,
   or   any  Tranche  thereof,  are  to  be  redeemed,  the
   particular  Securities to be redeemed shall be  selected
   by   the   Security   Registrar  from  the   Outstanding
   Securities  of  such  series or Tranche  not  previously
   called  for  redemption,  by such  method  as  shall  be
   provided  for any particular series or Tranche,  or,  in
   the  absence  of any such provision, by such  method  of
   random  selection as the Security Registrar  shall  deem
   fair and appropriate and which may, in any case, provide
   for  the selection for redemption of portions (equal  to
   the  minimum  authorized denomination for Securities  of
   such series or Tranche or any integral multiple thereof)
   of  the principal amount of Securities of such series or
   Tranche  of  a  denomination  larger  than  the  minimum
   authorized denomination for Securities of such series or
   Tranche; provided, however, that if, as indicated in  an
   Officer's Certificate, the Company shall have offered to
   purchase  all or any principal amount of the  Securities
   then  Outstanding of any series, or any Tranche thereof,
   and  less  than all of such Securities as to which  such
   offer  was made shall have been tendered to the  Company
   for  such  purchase,  the  Security  Registrar,  if   so
   directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

              The  Security Registrar shall promptly notify
   the Company and the Trustee in writing of the Securities
   selected  for  redemption  and,  in  the  case  of   any
   Securities  selected  to  be  redeemed  in   part,   the
   principal amount thereof to be redeemed.

             For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

   SECTION 404.  Notice of Redemption.

              Notice of redemption shall be given in the manner provided in Section 106 to the Holders of the Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

             All notices of redemption shall state:

                  (a)  the Redemption Date,

             (b)  the Redemption Price,

                   (c)  if less than all the Securities  of
        any series or Tranche are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

                   (d)   that  on the Redemption  Date  the
        Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                   (e)   the  place  or places  where  such
        Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Securities that such surrender shall not be required,

                  (f)  that the redemption is for a sinking
        or other fund, if such is the case, and

                   (g)   such other matters as the  Company
        shall deem desirable or appropriate.

             Unless otherwise specified with respect to any
   Securities in accordance with Section 301, with  respect
   to  any  notice  of  redemption  of  Securities  at  the
   election of the Company, unless, upon the giving of such
   notice,  such  Securities shall be deemed to  have  been
   paid  in  accordance with Section 701, such  notice  may
   state that such redemption shall be conditional upon the
   receipt   by  the  Paying  Agent  or  Agents  for   such
   Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

              Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Security Registrar in the name and at the expense of the Company. Notice of mandatory redemption of Securities shall be given by the Security
   Registrar in the name and at the expense of the Company.

   SECTION 405.  Securities Payable on Redemption Date.

              Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption
   Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security; and provided, further, that except as otherwise specified as contemplated by Section 301 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor
   Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of
   Section 307.

   SECTION 406.  Securities Redeemed in Part.

             Upon the surrender of any Security which is to be redeemed only in part at a Place of Payment therefor
   (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series and Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                         ARTICLE FIVE

                        Sinking Funds

   SECTION 501.  Applicability of Article.

              The  provisions  of  this  Article  shall  be
   applicable to any sinking fund for the retirement of the
   Securities of any series, or any Tranche thereof, except
   as  otherwise specified as contemplated by  Section  301
   for Securities of such series or Tranche.

             The minimum amount of any sinking fund payment
   provided  for by the terms of Securities of any  series,
   or  any  Tranche  thereof, is herein referred  to  as  a
   "mandatory  sinking fund payment", and  any  payment  in
   excess of such minimum amount provided for by the  terms
   of  Securities of any series, or any Tranche thereof, is
   herein   referred  to  as  an  "optional  sinking   fund
   payment". If provided for by the terms of Securities of any series, or any Tranche thereof, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 502. Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Securities.

   SECTION 502.  Satisfaction of Sinking Fund Payments with
   Securities.

              The  Company (a) may deliver to  the  Trustee
   Outstanding Securities (other than any previously called for redemption) of a series or Tranche in respect of which a mandatory sinking fund payment is to be made and
   (b) may apply as a credit Securities of such series or Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of such mandatory sinking fund payment; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

   SECTION 503.  Redemption of Securities for Sinking Fund.

              Not less than 45 days prior to each sinking fund payment date for the Securities of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officer's Certificate specifying:

                   (a)   the  amount of the next succeeding
        mandatory sinking fund payment for such series or Tranche;

                   (b)  the amount, if any, of the optional
        sinking fund payment to be made together with such mandatory sinking fund payment;

                  (c)  the aggregate sinking fund payment;

                    (d)   the  portion,  if  any,  of  such
        aggregate sinking fund payment which is to be satisfied by the payment of cash;

                    (e)   the  portion,  if  any,  of  such
        mandatory  sinking  fund payment  which  is  to  be
        satisfied by delivering and crediting Securities of
        such series or Tranche pursuant to Section 502  and
        stating  the  basis for such credit and  that  such
        Securities  have not previously been  so  credited,
        and  the  Company shall also deliver to the Trustee
        any  Securities to be so delivered.  If the Company
        shall  not deliver such Officer's Certificate,  the
        next succeeding mandatory sinking fund payment  for
        such  series  or Tranche shall be made entirely  in
        cash  in  the amount of the mandatory sinking  fund
        payment.   Not less than 30 days before  each  such
        sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in
        Section  403  and  cause notice of  the  redemption
        thereof to be given in the name of and at the expense of the Company in the manner provided in
        Section  404.  Such notice having been duly  given,
        the redemption of such Securities shall be made upon the terms and in the manner stated in Sections
        405 and 406.


                         ARTICLE SIX

                          Covenants

   SECTION   601.   Payment  of  Principal,   Premium   and
   Interest.

              The Company shall pay the principal of and premium, if any, and interest, if any, on the Securities of each series in accordance with the terms of such Securities and this Indenture.

   SECTION 602.  Maintenance of Office or Agency.

              The Company shall maintain in each Place of Payment for the Securities of each series, or any Tranche thereof, an office or agency where payment of such Securities shall be made, where the registration of transfer or exchange of such Securities may be effected and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of Securities of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, payment of such Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect thereof may be served at the Corporate Trust
   Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

              The  Company  may  also  from  time  to  time
   designate  one  or more other offices or  agencies  with
   respect to the Securities of one or more series, or  any
   Tranche  thereof,  for  any  or  all  of  the  foregoing
   purposes  and  may  from  time  to  time  rescind   such
   designations; provided, however, that, unless  otherwise
   specified as contemplated by Section 301 with respect to
   the  Securities  of  such series  or  Tranche,  no  such
   designation  or  rescission shall in any manner  relieve
   the  Company of its obligation to maintain an office  or
   agency  for  such purposes in each Place of Payment  for
   such Securities in accordance with the requirements  set
   forth  above.   The  Company shall give  prompt  written
   notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

                Anything    herein    to    the    contrary
   notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

   SECTION 603. Money for Securities Payments to Be Held in Trust.

              If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities.

              Whenever the Company shall have one  or  more
   Paying  Agents for the Securities of any series, or  any
   Tranche thereof, it shall, on or before each due date of
   the  principal of and premium, if any, and interest,  if
   any, on such Securities, deposit with such Paying Agents
   sums   sufficient  (without  duplication)  to  pay   the
   principal and premium or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

              The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                   (a)   hold all sums held by it  for  the
        payment of the principal of and premium, if any, or
        interest,  if any, on such Securities in trust  for
        the  benefit of the Persons entitled thereto  until
        such  sums  shall  be  paid  to  such  Persons   or
        otherwise disposed of as herein provided;

                   (b)   give  the  Trustee notice  of  any
        failure by the Company (or any other obligor upon such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities; and

                   (c)   at any time during the continuance
        of   any  failure  referred  to  in  the  preceding
        paragraph  (b),  upon the written  request  of  the
        Trustee, forthwith pay to the Trustee all  sums  so
        held  in trust by such Paying Agent and furnish  to
        the   Trustee  such  information  as  it  possesses
        regarding the names and addresses of the Persons entitled to such sums.

             The Company may at any time pay, or by Company
   Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company
   Order delivered to the Trustee, in accordance with the provisions of Article Seven; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

              Any  money deposited with the Trustee or  any
   Paying Agent, or then held by the Company, in trust  for
   the payment of the principal of and premium, if any,  or
   interest,   if  any,  on  any  Security  and   remaining
   unclaimed  for  two  years  after  such  principal   and
   premium, if any, or interest, if any, has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as a Holder of an Outstanding
   Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease;
   provided,  however,  that the  Trustee  or  such  Paying
   Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.


   SECTION 604.  Corporate Existence.

              Subject to the rights of the Company under Article Eleven, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

   SECTION 605.  Maintenance of Properties.

              The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and shall cause
   (or, with respect to property owned in common with others, make reasonable effort to cause) to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly conducted;
   provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

   SECTION  606.   Annual  Officer's  Certificate   as   to
   Compliance.

              Not later than __________________ in each year, commencing _______________, the Company shall deliver to the Trustee an Officer's Certificate which need not comply with Section 102, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to such officer's knowledge of the Company's compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture.

   SECTION 607.  Waiver of Certain Covenants.

               The  Company  may  omit  in  any  particular
   instance to comply with any term, provision or condition
   set  forth in (a) Section 602 or any additional covenant
   or  restriction specified with respect to the Securities
   of  any  series, or any Tranche thereof, as contemplated
   by  Section  301 as being subject to waiver pursuant  to
   this Section 607, if before the time for such compliance
   the   Holders  of  at  least  a  majority  in  aggregate
   principal  amount of the Outstanding Securities  of  all
   series  and  Tranches with respect to  which  compliance
   with   Section  602  or  such  additional  covenant   or
   restriction is to be omitted, considered as  one  class,
   shall,  by  Act  of  such  Holders,  either  waive  such
   compliance   in   such  instance  or   generally   waive
   compliance  with such term, provision or  condition  and
   (b)  Section  604, 605 or Article Eleven if  before  the
   time  for  such  compliance the Holders of  at  least  a
   majority  in  principal amount of Securities Outstanding
   under  this  Indenture shall, by Act  of  such  Holders,
   either  waive  such  compliance  in  such  instance   or
   generally waive compliance with such term, provision  or
   condition;  but,  in the case of (a)  or  (b),  no  such
   waiver shall extend to or affect such term, provision or
   condition except to the extent so expressly waived, and,
   until   such   waiver   shall  become   effective,   the
   obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                        ARTICLE SEVEN

                  Satisfaction and Discharge

   SECTION 701.  Satisfaction and Discharge of Securities.

              Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

                   (a)   money in an amount which shall  be
        sufficient, or

                   (b)  in the case of a deposit made prior
        to  the  Maturity  of such Securities  or  portions
        thereof,  Eligible  Obligations,  which  shall  not
        contain  provisions permitting  the  redemption  or
        other  prepayment  thereof at  the  option  of  the
        issuer  thereof, the principal of and the  interest
        on   which   when  due,  without  any   regard   to
        reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

                   (c)   a combination of (a) or (b)  which
        shall be sufficient,

   to  pay  when due the principal of and premium, if  any,
   and  interest,  if any, due and to become  due  on  such
   Securities or portions thereof on or prior to  Maturity;
   provided, however, that in the case of the provision for
   payment or redemption of less than all the Securities of
   any  series  or  Tranche,  such Securities  or  portions
   thereof   shall  have  been  selected  by  the  Security
   Registrar  as  provided herein and, in  the  case  of  a
   redemption, the notice requisite to the validity of such
   redemption   shall  have  been  given   or   irrevocable
   authority  shall have been given by the Company  to  the
   Trustee   to   give  such  notice,  under   arrangements
   satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

                            (x)  if such deposit shall have
             been made prior to the Maturity of such Securities, a Company Order stating that the money and Eligible Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 703;

                             (y)   if  Eligible Obligations
             shall  have  been  deposited,  an  Opinion  of
             Counsel  that  the  obligations  so  deposited
             constitute  Eligible Obligations  and  do  not
             contain  provisions permitting the  redemption
             or  other  prepayment at  the  option  of  the
             issuer   thereof,  and  an   opinion   of   an
             independent public accountant of nationally recognized standing, selected by the Company, to the effect that the requirements set forth in clause (b) above have been satisfied; and

                            (z)  if such deposit shall have
             been  made  prior  to  the  Maturity  of  such
             Securities,  an Officer's Certificate  stating
             the Company's intention that, upon delivery of
             such  Officer's Certificate, its  indebtedness
             in  respect  of  such Securities  or  portions
             thereof   will   have   been   satisfied   and
             discharged as contemplated in this Section.

              Upon  the  deposit of money or Eligible  Obli
   gations,  or  both,  in accordance  with  this  Section,
   together with the documents required by clauses (x), (y)
   and  (z)  above, the Trustee shall, upon  receipt  of  a
   Company   Request,  acknowledge  in  writing  that   the
   Security or Securities or portions thereof with  respect
   to  which such deposit was made are deemed to have  been
   paid  for  all purposes of this Indenture and  that  the
   entire  indebtedness of the Company in  respect  thereof
   has  been  satisfied and discharged as  contemplated  in
   this  Section.  In the event that all of the  conditions
   set  forth  in the preceding paragraph shall  have  been
   satisfied  in  respect  of any  Securities  or  portions
   thereof  except  that,  for any  reason,  the  Officer's
   Certificate  specified in clause (z), if required  shall
   not  have  been delivered, such Securities  or  portions
   thereof  shall nevertheless be deemed to have been  paid
   for  all purposes of this Indenture, and the Holders  of
   such  Securities or portions thereof shall  nevertheless
   be  no longer entitled to the benefits of this Indenture
   or  of any of the covenants of the Company under Article
   Six  (except the covenants contained in Sections 602 and
   603)  or  any  other covenants made in respect  of  such
   Securities  or  portions  thereof  as  contemplated   by
   Section 301, but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose, and the Holders of such Securities or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon Company
   Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

             If payment at Stated Maturity of less than all of the Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Security Registrar shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 403 for selection for redemption of less than all the Securities of a series or Tranche.

              In  the event that Securities which shall  be
   deemed to have been paid for purposes of this Indenture,
   and,  if  such  is  the case, in respect  of  which  the
   Company's  indebtedness shall have  been  satisfied  and
   discharged,  all  as  provided in this  Section  do  not
   mature and are not to be redeemed within the sixty  (60)
   day  period  commencing with the date of the deposit  of
   moneys  or  Eligible  Obligations,  as  aforesaid,   the
   Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

              Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections
   304,  305,  306, 404, 503 (as to notice of  redemption),
   602, 603, 907 and 915 and this Article Seven shall survive.

             The Company shall pay, and shall indemnify the
   Trustee   or  any  Paying  Agent  with  which   Eligible
   Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

                Anything    herein    to    the    contrary
   notwithstanding,  (a) if, at any time after  a  Security
   would  be deemed to have been paid for purposes of  this
   Indenture,  and,  if  such is the  case,  the  Company's
   indebtedness in respect thereof would be deemed to  have
   been  satisfied or discharged, pursuant to this  Section
   (without  regard  to the provisions of this  paragraph),
   the  Trustee  or any Paying Agent, as the case  may  be,
   shall  be  required  to  return the  money  or  Eligible
   Obligations, or combination thereof, deposited  with  it
   as  aforesaid to the Company or its representative under
   any  applicable Federal or State bankruptcy,  insolvency
   or  other similar law, such Security shall thereupon  be
   deemed  retroactively  not to have  been  paid  and  any
   satisfaction and discharge of the Company's indebtedness
   in  respect thereof shall retroactively be deemed not to
   have been effected, and such Security shall be deemed to
   remain   Outstanding  and  (b)  any   satisfaction   and
   discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 603.

   SECTION 702.  Satisfaction and Discharge of Indenture.

              This  Indenture  shall upon  Company  Request
   cease  to  be  of further effect (except as  hereinafter
   expressly provided), and the Trustee, at the expense  of
   the    Company,   shall   execute   proper   instruments
   acknowledging   satisfaction  and  discharge   of   this
   Indenture, when

                   (a)   no  Securities remain  Outstanding
        hereunder; and

                   (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

   provided, however, that if, in accordance with the  last
   paragraph  of  Section  701,  any  Security,  previously
   deemed to have been paid for purposes of this Indenture,
   shall  be deemed retroactively not to have been so paid,
   this  Indenture shall thereupon be deemed  retroactively
   not to have been satisfied and discharged, as aforesaid,
   and  to remain in full force and effect, and the Company
   shall  execute  and  deliver  such  instruments  as  the
   Trustee   shall  reasonably  request  to  evidence   and
   acknowledge the same.

             Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 304, 305, 306,
   404, 503 (as to notice of redemption), 602, 603, 907 and
   915 and this Article Seven shall survive.

               Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 907, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities other than money and Eligible Obligations held by the Trustee pursuant to Section 703.

   SECTION 703.  Application of Trust Money.

             Neither the Eligible Obligations nor the money
   deposited pursuant to Section 701, nor the principal  or
   interest  payments  on  any such  Eligible  Obligations,
   shall  be withdrawn or used for any purpose other  than,
   and  shall  be  held in trust for, the  payment  of  the
   principal of and premium, if any, and interest, if  any,
   on  the Securities or portions of principal amount there
   of  in  respect  of  which such deposit  was  made,  all
   subject,  however,  to the provisions  of  Section  603;
   provided, however, that, so long as there shall not have
   occurred and be continuing an Event of Default any  cash
   received  from  such principal or interest  payments  on
   such  Eligible Obligations, if not then needed for  such
   purpose,  shall, to the extent practicable, be  invested
   upon  Company Request and upon receipt of the  documents
   referred  to  in clause (y) of Section 701  in  Eligible
   Obligations of the type described in clause (b)  in  the
   first  paragraph of Section 701 maturing at  such  times
   and  in  such  amounts as shall be sufficient,  together
   with  any other moneys and the principal of and interest
   on  any  other  Eligible Obligations then  held  by  the
   Trustee,  to pay when due the principal of and  premium,
   if  any, and interest, if any, due and to become due  on
   such Securities or portions thereof on and prior to  the
   Maturity   thereof,  and  interest  earned   from   such
   reinvestment  shall  be  paid over  to  the  Company  as
   received,  free and clear of any trust, lien  or  pledge
   under this Indenture except the lien provided by Section
   907; and provided, further, that, so long as there shall
   not have occurred and be continuing an Event of Default,
   any  moneys held in accordance with this Section on  the
   Maturity of all such Securities in excess of the  amount
   required  to pay the principal of and premium,  if  any,
   and  interest, if any, then due on such Securities shall
   be paid over to the Company free and clear of any trust,
   lien  or  pledge  under this Indenture except  the  lien
   provided by Section 907; and provided, further, that  if
   an   Event  of  Default  shall  have  occurred  and   be
   continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.



      ARTICLE EIGHT

                 Events of Default; Remedies

   SECTION 801.  Events of Default.

              "Event of Default", wherever used herein with respect to Securities of any series, means any one or more of the following events which has occurred and is continuing:

                   (a)  failure to pay interest, if any, on
        any Security of such series within sixty (60) days after the same becomes due and payable (whether or not payment is prohibited by the provisions of Article Fifteen hereof); provided, however, that a valid extension of the interest payment period by the Company as contemplated in Section 312 of this Indenture shall not constitute a failure to pay interest for this purpose; or

                   (b)  failure to pay the principal of  or
        premium, if any, on any Security of such series when due and payable (whether or not payment is prohibited by the provisions of Article Fifteen hereof); or

                   (c)  failure to perform or breach of any
        covenant  or  warranty  of  the  Company  in   this
        Indenture  (other  than a covenant  or  warranty  a
        default  in the performance of which or  breach  of
        which  is  elsewhere  in this Section  specifically
        dealt with or which has expressly been included  in
        this  Indenture solely for the benefit  of  one  or
        more  series of Securities other than such  series)
        for a period of 60 days after there has been given,
        by  registered or certified mail, to the Company by
        the  Trustee, or to the Company and the Trustee  by
        the Holders of at least 33% in principal amount  of
        the  Outstanding  Securities  of  such  series,   a
        written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities of such series not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities of such series, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued;
        or

                    (d)    the  entry  by  a  court  having
        jurisdiction  in the premises of (1)  a  decree  or
        order  for relief in respect of the Company  in  an
        involuntary case or proceeding under any applicable
        Federal    or    State   bankruptcy,    insolvency,
        reorganization or other similar law or (2) a decree
        or  order  adjudging the Company a bankrupt  or  in
        solvent,  or approving as properly filed a petition
        by  one or more Persons other than the Company seek
        ing  reorganization,  arrangement,  adjustment   or
        composition  of or in respect of the Company  under
        any  applicable Federal or State law, or appointing
        a   custodian,   receiver,  liquidator,   assignee,
        trustee, sequestrator or other similar official for
        the  Company  or for any substantial  part  of  its
        property, or ordering the winding up or liquidation
        of  its  affairs, and any such decree or order  for
        relief or any such other decree or order shall have
        remained unstayed and in effect for a period of  90
        consecutive days; or

                  (e)  the commencement by the Company of a
        voluntary  case or proceeding under any  applicable
        Federal    or    State   bankruptcy,    insolvency,
        reorganization or other similar law or of any other
        case or proceeding to be adjudicated a bankrupt  or
        insolvent, or the consent by it to the entry  of  a
        decree  or  order  for relief  in  respect  of  the
        Company  in  a case or proceeding under  any  appli
        cable Federal or State bankruptcy, insolvency, reor
        ganization  or  other  similar  law   or   to   the
        commencement  of any bankruptcy or insolvency  case
        or proceeding against it, or the filing by it of  a
        petition  or  answer  or  consent  seeking   reorga
        nization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors; or

                  (f)  any other Event of Default specified
        with respect to Securities of such series as contemplated by Section 301.

   SECTION  802.  Acceleration of Maturity; Rescission  and
   Annulment.

             If an Event of Default shall have occurred and
   be  continuing with respect to Securities of any  series
   at  the  time Outstanding, then in every such  case  the
   Trustee or the Holders of not less than 33% in principal
   amount of the Outstanding Securities of such series  may
   declare  the  principal  amount  (or,  if  any  of   the
   Securities of such series are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by
   Section 301) of all of the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon receipt by the Company of notice of such declaration such principal amount (or specified amount) shall become immediately due and payable (provided that the payment of principal of such Securities shall remain subordinated to the extent provided in Article Fifteen hereof); provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, may make such declaration of acceleration, and not the Holders of the Securities of any one of such series.

              At  any  time  after such  a  declaration  of
   acceleration  with respect to Securities of  any  series
   shall have been made and before a judgment or decree for
   payment of the money due shall have been obtained by the
   Trustee  as  hereinafter in this Article  provided,  the
   Event   or  Events  of  Default  giving  rise  to   such
   declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

                   (a)   the  Company shall  have  paid  or
        deposited with the Trustee a sum sufficient to pay

                             (1)   all overdue interest  on
             all Securities of such series;

                              (2)   the  principal  of  and
             premium,  if  any, on any Securities  of  such
             series which have become due otherwise than by
             such  declaration of acceleration and interest
             thereon   at  the  rate  or  rates  prescribed
             therefor in such Securities;

                            (3)  to the extent that payment
             of  such  interest  is lawful,  interest  upon
             overdue   interest  at  the  rate   or   rates
             prescribed therefor in such Securities;

                             (4)   all amounts due  to  the
             Trustee under Section 907;

             and

                  (b)  any other Event or Events of Default
        with respect to Securities of such series, other than the non-payment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 813.

   No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

   SECTION  803.  Collection of Indebtedness and Suits  for
   Enforcement by Trustee.

             If an Event of Default described in clause (a) or (b) of Section 801 shall have occurred and be con tinuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securi ties of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premi um, if any, and interest, if any, and, to the extent per mitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 907.

              If the Company shall fail to pay such amounts
   forthwith upon such demand, the Trustee, in its own name
   and  as  trustee  of an express trust, may  institute  a
   judicial  proceeding for the collection of the  sums  so
   due  and  unpaid,  may  prosecute  such  proceeding   to
   judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

              If  an  Event  of  Default  with  respect  to
   Securities  of  any series shall have  occurred  and  be
   continuing, the Trustee may in its discretion proceed to
   protect  and  enforce its rights and the rights  of  the
   Holders of Securities of such series by such appropriate
   judicial proceedings as the Trustee shall deem  most  ef
   fectual  to protect and enforce any such rights, whether
   for   the  specific  enforcement  of  any  covenant   or
   agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

   SECTION 804.  Trustee May File Proofs of Claim.

              In  case of the pendency of any receivership,
   insolvency,   liquidation,  bankruptcy,  reorganization,
   arrangement,  adjustment, composition or other  judicial
   proceeding relative to the Company or any other  obligor
   upon the Securities or the property of the Company or of
   such  other  obligor  or  their creditors,  the  Trustee
   (irrespective of whether the principal of the Securities
   shall then be due and payable as therein expressed or by
   declaration or otherwise and irrespective of whether the
   Trustee  shall have made any demand on the  Company  for
   the  payment of overdue principal or interest) shall  be
   entitled   and  empowered,  by  intervention   in   such
   proceeding or otherwise,

                   (a)   to file and prove a claim for  the
        whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section
        907) and of the Holders allowed in such judicial proceeding, and

                  (b)  to collect and receive any moneys or
        other property payable or deliverable on any such claims and to distribute the same;

   and   any   custodian,   receiver,  assignee,   trustee,
   liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 907.

              Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

   SECTION   805.   Trustee  May  Enforce  Claims   Without
   Possession of Securities.

              All  rights of action and claims  under  this
   Indenture  or  on the Securities may be  prosecuted  and
   enforced by the Trustee without the possession of any of
   the   Securities  or  the  production  thereof  in   any
   proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

   SECTION 806.  Application of Money Collected.

              Subject to the provisions of Article Fifteen,
   any  money  collected by the Trustee with respect  to  a
   particular series of Securities pursuant to this Article
   shall be applied in the following order, at the date  or
   dates  fixed  by  the  Trustee  and,  in  case  of   the
   distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

              First: To the payment of all amounts due the Trustee under Section 907;

                   Second:   To the payment of the  amounts
        then  due  and  unpaid  upon  the  Securities   for
        principal of and premium, if any, and interest,  if
        any,  in  respect of which or for  the  benefit  of
        which  such  money  has  been  collected,  ratably,
        without   preference  or  priority  of  any   kind,
        according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

                   Third:   To  the payment of any  surplus
        then remaining to the Company, or to whomever may be lawfully entitled thereto.

   SECTION 807.  Limitation on Suits.

              No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                   (a)   such  Holder shall have previously
        given written notice to the Trustee of a continuing
        Event of Default with respect to the Securities of such series;

                   (b)   the  Holders of not  less  than  a
        majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                   (c)   such Holder or Holders shall  have
        offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                   (d)   the Trustee for 60 days after  its
        receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

                   (e)  no direction inconsistent with such
        written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

   it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

               SECTION 808.Unconditional Right of Holders to Receive Principal
               Premium and Interest.

              Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307 and 312) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemp tion, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

   SECTION 809.  Restoration of Rights and Remedies.

              If  the  Trustee or any Holder has instituted
   any proceeding to enforce any right or remedy under this
   Indenture   and   such  proceeding   shall   have   been
   discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

   SECTION 810.  Rights and Remedies Cumulative.

              Except as otherwise provided in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.
   The assertion or employment of any right or remedy here under, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

   SECTION 811.  Delay or Omission Not Waiver.

              No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

   SECTION 812.  Control by Holders of Securities.

             If an Event of Default shall have occurred and
   be  continuing in respect of a series of Securities, the
   Holders  of  a  majority  in  principal  amount  of  the
   Outstanding  Securities of such series  shall  have  the
   right to direct the time, method and place of conducting
   any  proceeding for any remedy available to the Trustee,
   or  exercising  any  trust or  power  conferred  on  the
   Trustee, with respect to the Securities of such  series;
   provided,  however, that if an Event  of  Default  shall
   have  occurred  and be continuing with respect  to  more
   than one series of Securities, the Holders of a majority
   in   aggregate  principal  amount  of  the   Outstanding
   Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that

                   (a)   such  direction shall  not  be  in
        conflict  with  any  rule  of  law  or  with   this
        Indenture, and could not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee's sole discretion, be adequate, and

                   (b)   the  Trustee may  take  any  other
        action deemed proper by the Trustee which is not inconsistent with such direction.

   SECTION 813.  Waiver of Past Defaults.

              The  Holders of not less than a  majority  in
   principal  amount of the Outstanding Securities  of  any
   series  may  on  behalf  of  the  Holders  of  all   the
   Securities  of  such  series  waive  any  past   default
   hereunder   with   respect  to  such  series   and   its
   consequences, except a default

                   (a)  in the payment of the principal  of
        or premium, if any, or interest, if any, on any Security of such series, or

                    (b)   in  respect  of  a  covenant   or
        provision hereof which under Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

             Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

   SECTION 814.  Undertaking for Costs.

              The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

   SECTION 815.  Waiver of Stay or Extension Laws.

              The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                         ARTICLE NINE

                         The Trustee

   SECTION 901.  Certain Duties and Responsibilities.

                   (a)  Except during the continuance of an
        Event of Default with respect to Securities of any series,

                             (1)  the Trustee undertakes to
             perform,  with respect to Securities  of  such
             series,  such duties and only such  duties  as
             are  specifically set forth in this Indenture,
             and  no implied covenants or obligations shall
             be   read  into  this  Indenture  against  the
             Trustee; and

                             (2)   in  the absence  of  bad
             faith  on  its  part, the  Trustee  may,  with
             respect   to   Securities  of   such   series,
             conclusively  rely, as to  the  truth  of  the
             statements and the correctness of the opinions
             expressed   therein,  upon   certificates   or
             opinions   furnished  to   the   Trustee   and
             conforming   to  the  requirements   of   this
             Indenture;  but  in  the  case  of  any   such
             certificates   or  opinions   which   by   any
             provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                   (b)   In  case an Event of Default  with
        respect  to  Securities of any  series  shall  have
        occurred  and  be  continuing,  the  Trustee  shall
        exercise,  with  respect  to  Securities  of   such
        series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c)  No provision of this Indenture shall
        be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                             (1)  this subsection shall not
             be construed to limit the effect of subsection
             (a) of this Section;

                             (2)  the Trustee shall not  be
             liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                             (3)  the Trustee shall not  be
             liable  with  respect to any action  taken  or
             omitted  to  be taken by it in good  faith  in
             accordance  with the direction of the  Holders
             of  a  majority  in principal  amount  of  the
             Outstanding  Securities of  any  one  or  more
             series,  as provided herein, relating  to  the
             time,  method  and  place  of  conducting  any
             proceeding  for  any remedy available  to  the
             Trustee,  or  exercising any  trust  or  power
             conferred   upon  the  Trustee,   under   this
             Indenture with respect to the Securities of such series; and

                              (4)   no  provision  of  this
             Indenture shall require the Trustee to  expend
             or  risk its own funds or otherwise incur  any
             financial liability in the performance of  any
             of its duties hereunder, or in the exercise of
             any  of its rights or powers, if it shall have
             reasonable   grounds   for   believing    that
             repayment  of such funds or adequate indemnity
             against   such  risk  or  liability   is   not
             reasonably assured to it.

                   (d)  Whether or not therein expressly so
        provided,   every  provision  of   this   Indenture
        relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

   SECTION 902.  Notice of Defaults.

              The  Trustee shall give notice of any default
   hereunder  with respect to the Securities of any  series
   to  the  Holders  of Securities of such  series  in  the
   manner and to the extent required to do so by the  Trust
   Indenture Act, unless such default shall have been cured
   or  waived; provided, however, that in the case  of  any
   default of the character specified in Section 801(c), no
   such notice to Holders shall be given until at least  75
   days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

   SECTION 903.  Certain Rights of Trustee.

              Subject to the provisions of Section 901 and to the applicable provisions of the Trust Indenture Act:

                   (a)   the Trustee may rely and shall  be
        protected in acting or refraining from acting  upon
        any resolution, certificate, statement, instrument,
        opinion,   report,   notice,  request,   direction,
        consent,   order,  bond,  debenture,  note,   other
        evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                   (b)   any  request or direction  of  the
        Company  mentioned  herein  shall  be  sufficiently
        evidenced by a Company Request or Company Order, or
        as  otherwise  expressly provided herein,  and  any
        resolution  of  the  Board  of  Directors  may   be
        sufficiently evidenced by a Board Resolution;

                   (c)   whenever in the administration  of
        this  Indenture the Trustee shall deem it desirable
        that  a  matter be proved or established  prior  to
        taking, suffering or omitting any action hereunder,
        the   Trustee  (unless  other  evidence  be  herein
        specifically prescribed) may, in the absence of bad
        faith   on   its  part,  rely  upon  an   Officer's
        Certificate;

                  (d)  the Trustee may consult with counsel
        and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                   (e)   the  Trustee  shall  be  under  no
        obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                   (f)   the Trustee shall not be bound  to
        make  any  investigation into the facts or  matters
        stated  in  any resolution, certificate, statement,
        instrument,   opinion,  report,  notice,   request,
        direction,  consent, order, bond, debenture,  note,
        other  evidence of indebtedness or other  paper  or
        document,  but the Trustee, in its discretion,  may
        make  such  further  inquiry or investigation  into
        such  facts or matters as it may see fit,  and,  if
        the  Trustee  shall determine to make such  further
        inquiry  or  investigation, it  shall  (subject  to
        applicable  legal  requirements)  be  entitled   to
        examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

                   (g)  the Trustee may execute any of  the
        trusts  or  powers hereunder or perform any  duties
        hereunder  either directly or by or through  agents
        or   attorneys  and  the  Trustee  shall   not   be
        responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                   (h)   except  as otherwise  provided  in
        Section 801, the Trustee shall not be charged with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities.

   SECTION 904. Not Responsible for Recitals or Issuance of Securities.

              The  recitals  contained herein  and  in  the
   Securities   (except  the  Trustee's   certificates   of
   authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating
   Agent assumes responsibility for their correctness.  The
   Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.
   Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

   SECTION 905.  May Hold Securities.

             Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 908 and 913, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating
   Agent, Paying Agent, Security Registrar or such other agent.

   SECTION 906.  Money Held in Trust.

              Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any moneys received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

   SECTION 907.  Compensation and Reimbursement.

             The Company shall

                  (a)  pay to the Trustee from time to time
        reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (b)    except  as  otherwise  expressly
        provided  herein,  reimburse the Trustee  upon  its
        request  for all reasonable expenses, disbursements
        and  advances reasonably incurred or  made  by  the
        Trustee  in accordance with any provision  of  this
        Indenture  (including  the reasonable  compensation
        and  the  expenses and disbursements of its  agents
        and  counsel), except to the extent that  any  such
        expense,   disbursement   or   advance    may    be
        attributable to its negligence, wilful misconduct or bad faith; and

                   (c)   indemnify the Trustee and hold  it
        harmless from and against, any loss, liability or expense reasonably incurred by it arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence, wilful misconduct or bad faith.

               As  security  for  the  performance  of  the
   obligations  of  the  Company under  this  Section,  the
   Trustee  shall have a lien prior to the Securities  upon
   all  property and funds held or collected by the Trustee
   as  such  other  than property and funds held  in  trust
   under  Section  703  (except as  otherwise  provided  in
   Section  703).  "Trustee" for purposes of  this  Section
   shall   include   any  predecessor  Trustee;   provided,
   however, that the negligence, wilful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

   SECTION 908.  Disqualification; Conflicting Interests.

              If  the  Trustee shall have  or  acquire  any
   conflicting  interest within the meaning  of  the  Trust
   Indenture   Act,   it   shall  either   eliminate   such
   conflicting  interest or resign to the  extent,  in  the
   manner   and  with  the  effect,  and  subject  to   the
   conditions, provided in the Trust Indenture Act and this
   Indenture.   For  purposes of Section 310(b)(1)  of  the
   Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series.

   SECTION 909.  Corporate Trustee Required; Eligibility.

               There shall at all times be a Trustee hereunder which shall be

                   (a)   a corporation organized and  doing
        business under the laws of the United States, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority, or

                   (b)   if and to the extent permitted  by
        the  Commission by rule, regulation or  order  upon
        application,   a   corporation  or   other   Person
        organized  and doing business under the laws  of  a
        foreign  government, authorized under such laws  to
        exercise  corporate trust powers, having a combined
        capital and surplus of at least $50,000,000 or  the
        Dollar   equivalent   of  the  applicable   foreign
        currency  and subject to supervision or examination
        by  authority  of  such  foreign  government  or  a
        political    subdivision   thereof    substantially
        equivalent to supervision or examination applicable to United States institutional trustees,

   and,  in either case, qualified and eligible under  this
   Article  and  the Trust Indenture Act.  If such  corpora
   tion  publishes reports of condition at least  annually,
   pursuant  to  law  or  to  the  requirements   of   such
   supervising  or  examining  authority,  then   for   the
   purposes  of  this  Section, the  combined  capital  and
   surplus  of such corporation shall be deemed to  be  its
   combined  capital and surplus as set forth in  its  most
   recent report of condition so published.  If at any time
   the  Trustee  shall cease to be eligible  in  accordance
   with  the  provisions of this Section, it  shall  resign
   immediately   in   the  manner  and  with   the   effect
   hereinafter specified in this Article.

   SECTION  910.   Resignation and Removal; Appointment  of
   Successor.

              (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 911.

              (b)   The Trustee may resign at any time with
   respect  to  the  Securities of one or  more  series  by
   giving  written notice thereof to the Company.   If  the
   instrument of acceptance by a successor Trustee required by Section 911 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

              (c)   The Trustee may be removed at any  time
   with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

                  (d)  If at any time:

                        (1)   the  Trustee  shall  fail  to
        comply with Section 908 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

                       (2)   the Trustee shall cease to  be
        eligible  under  Section  909  and  shall  fail  to
        resign  after  written  request  therefor  by   the
        Company or by any such Holder, or

                       (3)  the Trustee shall become incapa
        ble of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of re habilitation, conservation or liquidation, then,  in  any  such case, (x) the Company  by  a  Board
   Resolution may remove the Trustee with respect to all Securities or (y) subject to Section 814, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                   (e)   If  the Trustee shall  resign,  be
        removed  or  become incapable of acting,  or  if  a
        vacancy  shall occur in the office of  Trustee  for
        any cause (other than as contemplated in clause (y)
        in subsection (d) of this Section), with respect to
        the  Securities of one or more series, the Company,
        by  a  Board Resolution, shall promptly  appoint  a
        successor Trustee or Trustees with respect  to  the
        Securities  of  that  or  those  series  (it  being
        understood that any such successor Trustee  may  be
        appointed with respect to the Securities of one  or
        more  or  all of such series and that at  any  time
        there shall be only one Trustee with respect to the
        Securities  of  any  particular series)  and  shall
        comply  with the applicable requirements of Section
        911.   If,  within one year after such resignation,
        removal or incapability, or the occurrence of  such
        vacancy,  a successor Trustee with respect  to  the
        Securities of any series shall be appointed by  Act
        of the Holders of a majority in principal amount of
        the Outstanding Securities of such series delivered
        to the Company and the retiring Trustee, the succes
        sor  Trustee so appointed shall, forthwith upon its
        acceptance  of such appointment in accordance  with
        the  applicable requirements of Section 911, become
        the   successor   Trustee  with  respect   to   the
        Securities  of  such  series  and  to  that  extent
        supersede  the successor Trustee appointed  by  the
        Company.   If no successor Trustee with respect  to
        the  Securities of any series shall  have  been  so
        appointed  by  the  Company  or  the  Holders   and
        accepted  appointment  in the  manner  required  by
        Section  911, any Holder who has been a  bona  fide
        Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor
        Trustee with respect to the Securities of such series.

                   (f)   So long as no event which  is,  or
        after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities pursuant to subsection (e) of this Section, if the Company shall have delivered to the Trustee (i) a Board Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor
        Trustee in accordance with Section 911, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor
        Trustee shall be deemed to have been appointed by the Company pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 911, all as of such date, and all other provisions of this Section and Section 911 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection
        (f).

                   (g)   The  Company shall give notice  of
        each  resignation and each removal of  the  Trustee
        with  respect to the Securities of any  series  and
        each   appointment  of  a  successor  Trustee  with
        respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its corporate trust office.

   SECTION 911.  Acceptance of Appointment by Successor.

                  (a)  In case of the appointment hereunder
        of   a  successor  Trustee  with  respect  to   the
        Securities  of  all  series, every  such  successor
        Trustee so appointed shall execute, acknowledge and
        deliver  to the Company and to the retiring Trustee
        an   instrument  accepting  such  appointment,  and
        thereupon  the  resignation  or  removal   of   the
        retiring Trustee shall become effective and such successor Trustee, without any further act shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the re quest of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b)  In case of the appointment hereunder
        of   a  successor  Trustee  with  respect  to   the
        Securities of one or more (but not all) series, the
        Company,  the  retiring Trustee and each  successor
        Trustee  with respect to the Securities of  one  or
        more  series shall execute and deliver an indenture
        supplemental hereto wherein each successor  Trustee
        shall  accept such appointment and which (1)  shall
        contain  such  provisions as shall be necessary  or
        desirable to transfer and confirm to, and  to  vest
        in,  each successor Trustee all the rights, powers,
        trusts  and  duties  of the retiring  Trustee  with
        respect  to the Securities of that or those  series
        to  which the appointment of such successor Trustee
        relates,  (2) if the retiring Trustee is not  retir
        ing  with respect to all Securities, shall  contain
        such  provisions  as shall be deemed  necessary  or
        desirable  to confirm that all the rights,  powers,
        trusts  and  duties  of the retiring  Trustee  with
        respect  to the Securities of that or those  series
        as  to  which the retiring Trustee is not  retiring
        shall continue to be vested in the retiring Trustee
        and  (3)  shall add to or change any of  the  provi
        sions  of  this Indenture as shall be necessary  to
        provide for or facilitate the administration of the
        trusts hereunder by more than one Trustee, it being
        understood  that  nothing herein  or  in  such  sup
        plemental indenture shall constitute such  Trustees
        co-trustees  of the same trust and that  each  such
        Trustee shall be trustee of a trust or trusts  here
        under  separate and apart from any trust or  trusts
        hereunder  administered by any other such  Trustee;
        and   upon  the  execution  and  delivery  of  such
        supplemental indenture the resignation  or  removal
        of  the retiring Trustee shall become effective  to
        the extent provided therein and each such successor
        Trustee,  without  any  further  act  shall  become
        vested  with  all  the rights, powers,  trusts  and
        duties of the retiring Trustee with respect to  the
        Securities  of that or those series  to  which  the
        appointment of such successor Trustee relates; but,
        on request of the Company or any successor Trustee,
        such  retiring Trustee, upon payment  of  all  sums
        owed to it, shall duly assign, transfer and deliver
        to  such  successor Trustee all property and  money
        held   by  such  retiring  Trustee  hereunder  with
        respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                   (c)   Upon request of any such successor
        Trustee, the Company shall execute any instruments which fully vest in and confirm to such successor
        Trustee all such rights, powers and trusts referred to in subsection (a) or (b) of this Section, as the case may be.

                   (d)   No successor Trustee shall  accept
        its   appointment  unless  at  the  time  of   such
        acceptance   such   successor  Trustee   shall   be
        qualified and eligible under this Article.

   SECTION  912.   Merger,  Conversion,  Consolidation   or
   Succession to Business.

              Any corporation into which the Trustee may be
   merged   or   converted  or  with  which   it   may   be
   consolidated,  or  any corporation  resulting  from  any
   merger, conversion or consolidation to which the Trustee
   shall  be a party, or any corporation succeeding to  all
   or substantially all the corporate trust business of the
   Trustee,   shall  be  the  successor  of   the   Trustee
   hereunder, provided such corporation shall be  otherwise
   qualified  and eligible under this Article, without  the
   execution or filing of any paper or any further  act  on
   the  part  of  any of the parties hereto.  In  case  any
   Securities  shall  have  been  authenticated,  but   not
   delivered, by the Trustee then in office, any  successor
   by   merger,   conversion  or  consolidation   to   such
   authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenti cated such Securities.

   SECTION  913.  Preferential Collection of Claims Against
   Company.

              If  the Trustee shall be or become a creditor
   of  the Company or any other obligor upon the Securities
   (other  than  by reason of a relationship  described  in
   Section  311(b) of the Trust Indenture Act), the Trustee
   shall be subject to any and all applicable provisions of
   the  Trust  Indenture Act regarding  the  collection  of
   claims  against the Company or such other obligor.   For
   purposes of Section 311(b) of the Trust Indenture Act:

              (a)   the  term "cash transaction" means  any
   transaction   in  which  full  payment  for   goods   or
   securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

              (b)   the term "self-liquidating paper" means
   any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company or such obligor for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company or such obligor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

   SECTION 914.  Co-trustees and Separate Trustees.

              At  any  time  or times, for the  purpose  of
   meeting   the  legal  requirements  of  any   applicable
   jurisdiction,  the  Company and the Trustee  shall  have
   power  to appoint, and, upon the written request of  the
   Trustee  or of the Holders of at least 33% in  principal
   amount  of the Securities then Outstanding, the  Company
   shall  for  such  purpose join with the Trustee  in  the
   execution and delivery of all instruments and agreements
   necessary  or  proper to appoint, one  or  more  Persons
   approved  by  the Trustee either to act  as  co-trustee,
   jointly with the Trustee, or to act as separate trustee,
   in  either  case with such powers as may be provided  in
   the  instrument  of appointment, and  to  vest  in  such
   Person  or  Persons,  in  the  capacity  aforesaid,  any
   property,  title,  right or power  deemed  necessary  or
   desirable,  subject  to  the other  provisions  of  this
   Section.   If  the  Company  does  not  join   in   such
   appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

              Should  any written instrument or instruments
   from  the  Company  be  required by  any  co-trustee  or
   separate  trustee so appointed to more fully confirm  to
   such  co-trustee  or  separate  trustee  such  property,
   title,  right  or  power, any and all  such  instruments
   shall,   on  request,  be  executed,  acknowledged   and
   delivered by the Company.

             Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

                     (a)     the   Securities   shall    be
        authenticated  and  delivered,  and   all   rights,
        powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

                   (b)   the  rights,  powers,  duties  and
        obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

                   (c)   the  Trustee at any  time,  by  an
        instrument  in  writing executed by  it,  with  the
        concurrence   of  the  Company,  may   accept   the
        resignation of or remove any co-trustee or separate
        trustee  appointed under this Section, and,  if  an
        Event  of  Default  shall  have  occurred  and   be
        continuing, the Trustee shall have power to  accept
        the  resignation of, or remove, any such co-trustee
        or  separate trustee without the concurrence of the
        Company.   Upon the written request of the Trustee,
        the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

                   (d)   no  co-trustee or separate trustee
        hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder; and

                   (e)  any Act of Holders delivered to the
        Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

   SECTION 915.  Appointment of Authenticating Agent.

              The  Trustee  may  appoint an  Authenticating
   Agent or Agents with respect to the Securities of one or
   more  series,  or any Tranche thereof,  which  shall  be
   authorized   to  act  on  behalf  of  the   Trustee   to
   authenticate Securities of such series or Tranche issued
   upon   original  issuance,  exchange,  registration   of
   transfer  or  partial redemption thereof or pursuant  to
   Section  306, and Securities so authenticated  shall  be
   entitled to the benefits of this Indenture and shall  be
   valid   and   obligatory  for   all   purposes   as   if
   authenticated   by  the  Trustee  hereunder.    Wherever
   reference   is   made   in   this   Indenture   to   the
   authentication and delivery of Securities by the Trustee
   or  the  Trustee's  certificate of authentication,  such
   reference shall be deemed to include authentication  and
   delivery  on  behalf of the Trustee by an Authenticating
   Agent  and  a certificate of authentication executed  on
   behalf of the Trustee by an Authenticating Agent.   Each
   Authenticating Agent shall be acceptable to the  Company
   and  shall  at all times be a corporation organized  and
   doing business under the laws of the United States,  any
   State  or  Territory thereof or the District of Columbia
   or  the  Commonwealth of Puerto Rico,  authorized  under
   such  laws  to  act as Authenticating  Agent,  having  a
   combined   capital  and  surplus  of   not   less   than
   $50,000,000 and subject to supervision or examination by
   Federal  or  State  authority.  If  such  Authenticating
   Agent  publishes reports of condition at least annually,
   pursuant  to  law  or  to  the  requirements   of   said
   supervising  or  examining  authority,  then   for   the
   purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

              Any  corporation into which an Authenticating
   Agent may be merged or converted or with which it may be
   consolidated,  or  any corporation  resulting  from  any
   merger,  conversion  or  consolidation  to  which   such
   Authenticating   Agent  shall  be  a   party,   or   any
   corporation  succeeding to all or substantially  all  of
   the  corporate agency or corporate trust business of  an
   Authenticating   Agent,  shall   continue   to   be   an
   Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

             An Authenticating Agent may resign at any time
   by  giving written notice thereof to the Trustee and  to
   the  Company.  The Trustee may at any time terminate the
   agency  of  an  Authenticating Agent by  giving  written
   notice  thereof to such Authenticating Agent and to  the
   Company.  Upon receiving such a notice of resignation or
   upon  such  a termination, or in case at any  time  such
   Authenticating  Agent  shall cease  to  be  eligible  in
   accordance  with  the provisions of  this  Section,  the
   Trustee  may  appoint  a successor Authenticating  Agent
   which shall be acceptable to the Company.  Any successor
   Authenticating Agent upon acceptance of its  appointment
   hereunder  shall  become vested  with  all  the  rights,
   powers  and  duties of its predecessor  hereunder,  with
   like  effect as if originally named as an Authenticating
   Agent.   No  successor  Authenticating  Agent  shall  be
   appointed unless eligible under the provisions of this Section.

               The   Company   agrees  to   pay   to   each
   Authenticating  Agent  from  time  to  time   reasonable
   compensation for its services under this Section.

              The  provisions of Sections 308, 904 and  905
   shall be applicable to each Authenticating Agent.

               If   an  appointment  with  respect  to  the
   Securities  of  one  or  more  series,  or  any  Tranche
   thereof,  shall  be made pursuant to this  Section,  the
   Securities  of such series or Tranche may have  endorsed
   thereon,  in  addition to the Trustee's  certificate  of
   authentication,    an    alternate    certificate     of
   authentication substantially in the following form:

              This is one of the Securities of the series designated therein referred to in the within-mentioned
   Indenture.


________________________

As Trustee



By___________________
                                      ___

As Authenticating

Agent


By___________________
                                      ___

Authorized Officer

              If  all of the Securities of a series may not
   be  originally  issued at one time, and if  the  Trustee
   does  not  have  an  office  capable  of  authenticating
   Securities upon original issuance located in a Place  of
   Payment  where the Company wishes to have Securities  of
   such  series  authenticated upon original issuance,  the
   Trustee,  if  so  requested by the  Company  in  writing
   (which writing need not comply with Section 102 and need
   not  be  accompanied  by an Opinion of  Counsel),  shall
   appoint,  in  accordance  with  this  Section   and   in
   accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                          ARTICLE TEN

       Holders' Lists and Reports by Trustee and Company

   SECTION 1001.  Lists of Holders.

              Semiannually, not later than _______ and ___________ in each year, commencing _______________, and at such other times as the Trustee may request in writing, the Company shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar.

   SECTION 1002.  Reports by Trustee and Company.

              Not later than _____________ in each year, commencing _______________, the Trustee shall transmit to the Holders and the Commission a report, dated as of the next preceding _______________, with respect to any events and other matters described in Section 313(a) of the Trust Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders and the Commission, and the Company shall file with the Trustee within 30 days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.

              To the extent required by the Trust Indenture
   Act, the Company shall file with the Trustee the following documents and reports within 30 days after such documents or reports (or consolidated documents or reports containing such documents or reports) are filed with the Commission:

             (a)       The Company's annual reports on Form
   10-K;

              (b)       The Company's quarterly reports  on
   Form 10-Q;

              (c)        The  Company's current reports  on
   Form 8-K; and

                (d)          Any other documents filed with
        the Commission which are filed with or incorporated by reference in the foregoing reports, related to the Company, and have not previously been filed with the Trustee.

              To the extent that any of the foregoing documents or reports are consolidated with similar documents or reports filed by an affiliate, the Company may file such consolidated document or report with the Trustee in lieu of the separate document or report.


                         ARTICLE ELEVEN

      Consolidation, Merger, Conveyance or Other Transfer

   SECTION  1101.  Company May Consolidate, Etc.,  Only  on
   Certain Terms.

              The  Company  shall not consolidate  with  or
   merge into any other corporation, or convey or otherwise
   transfer   or   lease   its   properties   and    assets
   substantially as an entirety to any Person, unless

                   (a)   the  corporation  formed  by  such
        consolidation or into which the Company  is  merged
        or  the  Person  which acquires  by  conveyance  or
        transfer,  or  which  leases,  the  properties  and
        assets  of the Company substantially as an entirety
        shall be a Person organized and existing under  the
        laws of the United States, any State thereof or the
        District  of Columbia, and shall expressly  assume,
        by  an indenture supplemental hereto, executed  and
        delivered  to the Trustee, in form satisfactory  to
        the  Trustee, the due and punctual payment  of  the
        principal of and premium, if any, and interest,  if
        any,   on   all  Outstanding  Securities  and   the
        performance of every covenant of this Indenture  on
        the    part    of   the   Company   to    be    per
        formed or observed;

                   (b)  immediately after giving effect  to
        such transaction and treating any indebtedness for borrowed money which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                   (c)  the Company shall have delivered to
        the Trustee an Officer's Certificate and an Opinion
        of  Counsel,  each stating that such consolidation,
        merger, conveyance, or other transfer or lease  and
        such   supplemental  indenture  comply  with   this
        Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

   SECTION 1102.  Successor Corporation Substituted.

              Upon any consolidation by the Company with or
   merger by the Company into any other corporation or  any
   conveyance, or other transfer or lease of the properties
   and  assets of the Company substantially as an  entirety
   in   accordance   with  Section  1101,   the   successor
   corporation formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities Outstanding hereunder.


                         ARTICLE TWELVE

                    Supplemental Indentures

   SECTION 1201. Supplemental Indentures Without Consent of Holders.

              Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                    (a)   to  evidence  the  succession  of
        another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all as provided in Article Eleven; or

                   (b)  to add one or more covenants of the
        Company or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Securities of one or more specified series, or one or more specified Tranches thereof, or to surrender any right or power herein conferred upon the Company; or

                   (c)   to  add any additional  Events  of
        Default with respect to all or any series of Securities Outstanding hereunder; or

                  (d)  to change or eliminate any provision
        of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities of any series or Tranche Outstanding on the date of such indenture supplemental hereto in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only pursuant to the provisions of Section
        1202 hereof or when no Security of such series or Tranche remains Outstanding; or

                   (e)  to provide collateral security  for
        the Securities; or

                   (f)   to establish the form or terms  of
        Securities of any series or Tranche as contemplated by Sections 201 and 301; or

                   (g)   to  provide for the authentication
        and  delivery  of  bearer  securities  and  coupons
        appertaining thereto representing interest, if any,
        thereon   and   for   the   procedures   for    the
        registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto;
        or

                   (h)   to  evidence and provide  for  the
        acceptance  of appointment hereunder by a  separate
        or successor Trustee with respect to the Securities
        of  one or more series and to add to or change  any
        of  the  provisions of this Indenture as  shall  be
        necessary   to   provide  for  or  facilitate   the
        administration of the trusts hereunder by more than
        one  Trustee,  pursuant  to  the  requirements   of
        Section 911(b); or

                    (i)   to  provide  for  the  procedures
        required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Securi ties; or

                   (j)  to change any place or places where
        (1)  the  principal  of and premium,  if  any,  and
        interest,   if  any,  on  all  or  any  series   of
        Securities,  or  any  Tranche  thereof,  shall   be
        payable,  (2)  all or any series of Securities,  or
        any   Tranche  thereof,  may  be  surrendered   for
        registration of transfer, (3) all or any series  of
        Securities,   or  any  Tranche  thereof,   may   be
        surrendered  for  exchange  and  (4)  notices   and
        demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served; or

                  (k)  to cure any ambiguity, to correct or
        supplement  any  provision  herein  which  may   be
        defective or inconsistent with any other provision herein, or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture, provided that such other changes or additions shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect.

               Without  limiting  the  generality  of   the
   foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

                             (x)   if  any  such  amendment
             shall  require  one  or more  changes  to  any
             provisions hereof or the inclusion  herein  of
             any   additional  provisions,  or   shall   by
             operation  of  law be deemed  to  effect  such
             changes  or  incorporate  such  provisions  by
             reference  or otherwise, this Indenture  shall
             be  deemed  to  have been  amended  so  as  to
             conform   to  such  amendment  to  the   Trust
             Indenture Act, and the Company and the Trustee
             may, without the consent of any Holders, enter
             into  an  indenture  supplemental  hereto   to
             effect or evidence such changes or additional provisions; or

                             (y)   if  any  such  amendment
             shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein or are contained herein to reflect any provisions of the Trust Indenture Act as in effect at such date, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof.

   SECTION  1202.  Supplemental Indentures With Consent  of
   Holders.

              With  the consent of the Holders of not  less
   than  a  majority in aggregate principal amount  of  the
   Securities  of  all series then Outstanding  under  this
   Indenture,  considered  as one class,  by  Act  of  said
   Holders  delivered to the Company and the  Trustee,  the
   Company, when authorized by a Board Resolution, and  the
   Trustee  may  enter  into  an  indenture  or  indentures
   supplemental hereto for the purpose of adding any  provi
   sions  to, or changing in any manner or eliminating  any
   of the provisions of, this Indenture; provided, however,
   that  if  there  shall be Securities of  more  than  one
   series   Outstanding  hereunder  and   if   a   proposed
   supplemental indenture shall directly affect the  rights
   of  the  Holders of Securities of one or more, but  less
   than  all, of such series, then the consent only of  the
   Holders  of a majority in aggregate principal amount  of
   the  Outstanding  Securities of all series  so  directly
   affected,  considered as one class, shall  be  required;
   and  provided,  further, that if the Securities  of  any
   series  shall have been issued in more than one  Tranche
   and   if  the  proposed  supplemental  indenture   shall
   directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall:

                   (a)   change the Stated Maturity of  the
        principal of, or any installment of principal of or
        interest  on  (except as provided  in  Section  312
        hereof), any Security, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of any Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802, or change the coin or currency (or other property), in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity of any Security (or, in the case of redemption, on or after the Redemption Date), without, in any such case, the consent of the Holder of such Security, or

                   (b)   reduce the percentage in principal
        amount of the Outstanding Securities of any series, or any Tranche thereof, the consent of the Holders of which is required for any such supplemental in denture, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 1304 for quorum or voting, without, in any such case, the consent of the Holders of each Outstanding Security of such series or Tranche, or

                  (c)  modify any of the provisions of this
        Section, Section 607 or Section 813 with respect to
        the  Securities  of  any  series,  or  any  Tranche
        thereof,  or except to increase the percentages  in
        principal  amount referred to in  this  Section  or
        such  other  Sections  or  to  provide  that  other
        provisions of this Indenture cannot be modified  or
        waived  without the consent of the Holder  of  each
        Outstanding  Security affected  thereby;  provided,
        however,  that this clause shall not be  deemed  to
        require  the consent of any Holder with respect  to
        changes  in  the  references to "the  Trustee"  and
        concomitant  changes  in  this  Section,   or   the
        deletion of this proviso, in accordance with the requirements of Sections 911(b) and 1201(h).

   A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or of one or more
   Tranches thereof, or which modifies the rights of the Holders of Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche.

              It  shall  not be necessary for  any  Act  of
   Holders  under  this Section to approve  the  particular
   form  of  any  proposed supplemental indenture,  but  it
   shall  be  sufficient  if such  Act  shall  approve  the
   substance  thereof.   A  waiver  by  a  Holder  of  such
   Holder's right to consent under this Section shall be deemed to be a consent of such Holder.

   SECTION 1203.  Execution of Supplemental Indentures.

              In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 901) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.
   The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

   SECTION 1204.  Effect of Supplemental Indentures.

               Upon  the  execution  and  delivery  of  any
   supplemental indenture under this Article this Indenture
   shall  be  modified  in accordance therewith,  and  such
   supplemental  indenture shall form a  part  of  this  In
   denture for all purposes; and every Holder of Securities
   theretofore  or thereafter authenticated  and  delivered
   hereunder  shall  be  bound thereby.   Any  supplemental
   indenture  permitted by this Article  may  restate  this
   Indenture  in its entirety, and, upon the execution  and
   delivery  thereof, any such restatement shall  supersede
   this   Indenture  as  theretofore  in  effect  for   all
   purposes.

   SECTION 1205.  Conformity With Trust Indenture Act.

             Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

   SECTION  1206.  Reference in Securities to  Supplemental
   Indentures.

              Securities  of  any series,  or  any  Tranche
   thereof, authenticated and delivered after the execution
   of  any  supplemental indenture pursuant to this Article
   may,  and  shall  if  required by the  Trustee,  bear  a
   notation  in  form  approved by the Trustee  as  to  any
   matter provided for in such supplemental indenture.   If
   the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

   SECTION   1207.    Modification   Without   Supplemental
   Indenture.

              If  the  terms  of any particular  series  of
   Securities  shall  have  been  established  in  a  Board
   Resolution  or  an Officer's Certificate pursuant  to  a
   supplemental Board Resolution as contemplated by Section
   301, and not in a supplemental indenture, additions  to,
   changes  in or the elimination of any of such terms  may
   be  effected by means of a supplemental Board Resolution
   or  supplemental Officer's Certificate, as the case  may
   be,   delivered  to,  and  accepted  by,  the   Trustee;
   provided,   however,   that  such   supplemental   Board
   Resolution  or  Officer's  Certificate  shall   not   be
   accepted by the Trustee or otherwise be effective unless
   all  conditions set forth in this Indenture which  would
   be  required to be satisfied if such additions,  changes
   or   elimination   were  contained  in  a   supplemental
   indenture shall have been appropriately satisfied.  Upon
   the   acceptance  thereof  by  the  Trustee,  any   such
   supplemental Board Resolution or supplemental  Officer's
   Certificate shall be deemed to be a "supplemental indenture" for purposes of Section 1204 and 1206.


                        ARTICLE THIRTEEN

          Meetings of Holders; Action Without Meeting

   SECTION  1301.   Purposes  for  Which  Meetings  May  Be
   Called.

              A  meeting of Holders of Securities of one or
   more,  or  all,  series,  or  any  Tranche  or  Tranches
   thereof, may be called at any time and from time to time
   pursuant  to  this  Article to make, give  or  take  any
   request,   demand,  authorization,  direction,   notice,
   consent,  waiver  or  other  action  provided  by   this
   Indenture to be made, given or taken by Holders of Securities of such series or Tranches.

   SECTION 1302.  Call, Notice and Place of Meetings.

                   (a)  The Trustee may at any time call  a
        meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                   (b)   If  the  Trustee shall  have  been
        requested to call a meeting of the Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of 33% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The
        City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection
        (a) of this Section.

                  (c)  Any meeting of Holders of Securities
        of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or any Tranche or Tranches thereof, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

   SECTION 1303.  Persons Entitled to Vote at Meetings.

              To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Per sons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

   SECTION 1304.  Quorum; Action.

              The  Persons entitled to vote a  majority  in
   aggregate principal amount of the Outstanding Securities
   of  the  series  and Tranches with respect  to  which  a
   meeting shall have been called as hereinbefore provided,
   considered as one class, shall constitute a quorum for a
   meeting  of  Holders of Securities of  such  series  and
   Tranches; provided, however, that if any action is to be
   taken  at  such  meeting which this Indenture  expressly
   provides  may  be taken by the Holders  of  a  specified
   percentage, which is less than a majority, in  principal
   amount of the Outstanding Securities of such series  and
   Tranches, considered as one class, the Persons  entitled
   to vote such specified percentage in principal amount of
   the  Outstanding Securities of such series and Tranches,
   considered as one class, shall constitute a quorum.   In
   the  absence  of a quorum within one hour  of  the  time
   appointed  for any such meeting, the meeting  shall,  if
   convened at the request of Holders of Securities of such
   series  and  Tranches, be dissolved.  In any other  case
   the  meeting may be adjourned for such period as may  be
   determined by the chairman of the meeting prior  to  the
   adjournment of such meeting.  In the absence of a quorum
   at  any  such adjourned meeting, such adjourned  meeting
   may  be  further  adjourned for such period  as  may  be
   determined by the chairman of the meeting prior  to  the
   adjournment  of  such  adjourned  meeting.   Except   as
   provided  by  Section 1305(e), notice of the reconvening
   of  any meeting adjourned for more than 30 days shall be
   given  as provided in Section 1302(a) not less  than  10
   days prior to the date on which the meeting is scheduled
   to  be  reconvened.   Notice of the  reconvening  of  an
   adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum.

               Except  as  limited  by  Section  1202,  any
   resolution  presented to a meeting or adjourned  meeting
   duly  reconvened  at  which  a  quorum  is  present   as
   aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class.

             Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

                SECTION  1305.    Attendance  at  Meetings;
                Determination of Voting Rights
                             Conduct  and  Adjournment   of
                Meetings.

                 (a)  Attendance at meetings of Holders  of
        Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future
        Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder (except as provided in Section 104(g)) of such Securities before being voted.

                 (b)   Notwithstanding any other provisions
        of  this  Indenture,  the  Trustee  may  make  such
        reasonable regulations as it may deem advisable for
        any  meeting of Holders of Securities in regard  to
        proof of the holding of such Securities and of  the
        appointment  of  proxies  and  in  regard  to   the
        appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in
        Section  104.   Such regulations may  provide  that
        written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

                (c)  The Trustee shall, by an instrument in
        writing,  appoint  a  temporary  chairman  of   the
        meeting, unless the meeting shall have been  called
        by the Company or by Holders as provided in Section
        1302(b),  in which case the Company or the  Holders
        of  Securities  of the series and Tranches  calling
        the  meeting,  as the case may be,  shall  in  like
        manner  appoint a temporary chairman.  A  permanent
        chairman  and a permanent secretary of the  meeting
        shall be elected by vote of the Persons entitled to
        vote  a  majority in aggregate principal amount  of
        the   Outstanding  Securities  of  all  series  and
        Tranches represented at the meeting, considered as one class.

                 (d)   At any meeting each Holder or  proxy
        shall  be  entitled  to one vote  for  each  $1,000
        principal amount of Outstanding Securities held  or
        represented by him; provided, however, that no vote
        shall  be cast or counted at any meeting in respect
        of  any Security challenged as not Outstanding  and
        ruled  by  the chairman of the meeting  to  be  not
        Outstanding.   The  chairman of the  meeting  shall
        have no right to vote, except as a Holder of a Security or proxy.

                 (e)   Any meeting duly called pursuant  to
        Section  1302 at which a quorum is present  may  be
        adjourned from time to time by Persons entitled  to
        vote  a  majority in aggregate principal amount  of
        the   Outstanding  Securities  of  all  series  and
        Tranches represented at the meeting, considered as one class; and the meeting may be held as so ad journed without further notice.

   SECTION  1306.  Counting Votes and Recording  Action  of
   Meetings.

              The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them.
   The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

   SECTION 1307.  Action Without Meeting.

              In lieu of a vote of Holders at a meeting  as
   hereinbefore contemplated in this Article, any  request,
   demand,   authorization,  direction,  notice,   consent,
   waiver or other action may be made, given or taken by Holders by written instruments as provided in Section
   104.


                        ARTICLE FOURTEEN

   Immunity of Incorporators, Stockholders, Officers and Dire ctors

   SECTION 1401.  Liability Solely Corporate.

              No  recourse shall be had for the payment  of
   the  principal  of or premium, if any, or  interest,  if
   any, on any Securities, or any part thereof, or for  any
   claim based thereon or otherwise in respect thereof,  or
   of  the  indebtedness represented thereby, or  upon  any
   obligation, covenant or agreement under this  Indenture,
   against   any  incorporator,  stockholder,  officer   or
   director,  as  such,  past, present  or  future  of  the
   Company  or  of any predecessor or successor corporation
   (either directly or through the Company or a predecessor
   or  successor  corporation), whether by  virtue  of  any
   constitutional provision, statute or rule of law, or  by
   the   enforcement  of  any  assessment  or  penalty   or
   otherwise; it being expressly agreed and understood that
   this   Indenture  and  all  the  Securities  are  solely
   corporate  obligations, and that no  personal  liability
   whatsoever  shall  attach to, or  be  incurred  by,  any
   incorporator,  stockholder, officer or  director,  past,
   present  or future, of the Company or of any predecessor
   or  successor corporation, either directly or indirectly
   through  the  Company  or any predecessor  or  successor
   corporation,   because   of  the   indebtedness   hereby
   authorized  or  under  or  by  reason  of  any  of   the
   obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

                        ARTICLE FIFTEEN

                  Subordination of Securities

   SECTION   1501.    Securities  Subordinate   to   Senior
   Indebtedness.

              The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of the Securities of each series, by its acceptance thereof, likewise covenants and agrees, that the payment of the principal of and premium, if any, and interest, if any, on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner set forth in this Article, in right of payment to the prior payment in full of all Senior Indebtedness.

              Each Holder of the Securities of each series, by its acceptance thereof, authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article, and appoints the Trustee its attorney-in-fact for any and all such purposes.

   SECTION 1502.  Payment Over of Proceeds of Securities.

               In  the  event  (a)  of  any  insolvency  or
   bankruptcy proceedings or any receivership, liquidation,
   reorganization or other similar proceedings  in  respect
   of the Company or a substantial part of its property, or
   of any proceedings for liquidation, dissolution or other
   winding  up  of  the Company, whether or  not  involving
   insolvency  or  bankruptcy,  or  (b)  subject   to   the
   provisions of Section 1503, that (i) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable on any Senior Indebtedness, or (ii) there shall have occurred a default (other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior
   Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof (with notice or lapse of time, or both), and such default shall have continued beyond the period of grace, if any, in respect thereof, and, in the cases of subclauses (i) and (ii) of this clause (b), such default shall not have been cured or waived or shall not have ceased to exist, or (c) that the principal of and accrued interest on the Securities of any series shall have been declared due and payable pursuant to Section
   801 and such declaration shall not have been rescinded and annulled as provided in Section 802, then:

                        (1)   the holders of all  Senior
             Indebtedness  shall first  be  entitled  to
             receive  payment  of the  full  amount  due
             thereon,  or  provision shall be  made  for
             such  payment  in money or  money's  worth,
             before the Holders of any of the Securities
             are  entitled  to  receive  a  payment   on
             account of the principal of or interest  on
             the    indebtedness   evidenced   by    the
             Securities, including, without limitation, any payments made pursuant to Articles Four and Five;

                         (2)    any   payment   by,   or
             distribution of assets of, the  Company  of
             any  kind  or character, whether  in  cash,
             property or securities, to which any Holder
             or the Trustee would be entitled except for
             the  provisions of this Article,  shall  be
             paid or delivered by the person making such
             payment  or distribution, whether a trustee
             in  bankruptcy,  a receiver or  liquidating
             trustee  or  otherwise,  directly  to   the
             holders  of  such  Senior  Indebtedness  or
             their representative or representatives  or
             to   the  trustee  or  trustees  under  any
             indenture   under  which  any   instruments
             evidencing  any of such Senior Indebtedness
             may have been issued, ratably according  to
             the  aggregate amounts remaining unpaid  on
             account of such Senior Indebtedness held or
             represented   by  each,   to   the   extent
             necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the indebtedness evidenced by the Securities or to the Trustee under this Indenture; and

                         (3)    in   the   event   that,
             notwithstanding the foregoing, any  payment
             by,  or  distribution  of  assets  of,  the
             Company  of any kind or character,  whether
             in cash, property or securities, in respect
             of   principal  of  or  interest   on   the
             Securities  or  in  connection   with   any
             repurchase   by   the   Company   of    the
             Securities,  shall  be  received   by   the
             Trustee  or  any Holder before  all  Senior
             Indebtedness is paid in full, or  provision
             is  made  for  such  payment  in  money  or
             money's worth, such payment or distribution
             in  respect of principal of or interest  on
             the  Securities or in connection  with  any
             repurchase by the Company of the Securities
             shall  be paid over to the holders of  such
             Senior Indebtedness or their representative
             or  representatives or to  the  trustee  or
             trustees  under any indenture  under  which
             any  instruments evidencing any such Senior
             Indebtedness may have been issued,  ratably
             as   aforesaid,  for  application  to   the
             payment    of   all   Senior   Indebtedness
             remaining  unpaid  until  all  such  Senior
             Indebtedness shall have been paid in  full,
             after   giving  effect  to  any  concurrent
             payment   or  distribution  (or   provision
             therefor)  to  the holders of  such  Senior
             Indebtedness.

              Notwithstanding the foregoing,  at  any  time
   after  the  123rd day following the date of  deposit  of
   cash  or  Eligible Obligations pursuant to  Section  701
   (provided  all conditions set out in such Section  shall
   have  been  satisfied), the funds so deposited  and  any
   interest  thereon will not be subject to any  rights  of
   holders   of  Senior  Indebtedness  including,   without
   limitation,  those arising under this  Article  Fifteen;
   provided that no event described in clauses (d) and (e) of Section 801 with respect to the Company has occurred during such 123-day period.

              For  purposes of this Article only, the words
   "cash,  property or securities" shall not be  deemed  to
   include shares of stock of the Company as reorganized or
   readjusted,  or securities of the Company or  any  other
   corporation provided for by a plan or reorganization  or
   readjustment which are subordinate in right  of  payment
   to  all  Senior Indebtedness which may at  the  time  be
   outstanding  to  the same extent as,  or  to  a  greater
   extent  than,  the  Securities are  so  subordinated  as
   provided  in  this  Article.  The consolidation  of  the
   Company with, or the merger of the Company into, another
   corporation  or  the liquidation or dissolution  of  the
   Company  following  the conveyance or  transfer  of  its
   property  as  an  entirety,  or  substantially   as   an
   entirety,  to  another corporation upon  the  terms  and
   conditions  provided for in Article Eleven hereof  shall
   not be deemed a dissolution, winding-up, liquidation  or
   reorganization for the purposes of this Section 1502  if
   such   other  corporation  shall,  as  a  part  of  such
   consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eleven hereof.
   Nothing in Section 1501 or in this Section 1502 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 907.

   SECTION  1503.  Disputes with Holders of Certain  Senior
   Indebtedness.

             Any failure by the Company to make any payment
   on  or perform any other obligation in respect of Senior
   Indebtedness,  other than any indebtedness  incurred  by
   the  Company  or  assumed  or  guaranteed,  directly  or
   indirectly,  by the Company for money borrowed  (or  any
   deferral,  renewal, extension or refunding  thereof)  or
   any  other obligation as to which the provisions of this
   Section  shall  have been waived by the Company  in  the
   instrument or instruments by which the Company incurred,
   assumed,   guaranteed   or   otherwise   created    such
   indebtedness  or  obligation,  shall  not  be  deemed  a
   default  under  clause (b) of Section 1502  if  (i)  the
   Company  shall be disputing its obligation to make  such
   payment  or perform such obligation and (ii) either  (A)
   no  final  judgment relating to such dispute shall  have
   been  issued against the Company which is in full  force
   and  effect  and  is  not  subject  to  further  review,
   including a judgment that has become final by reason  of
   the expiration of the time within which a party may seek
   further  appeal or review, or (B) in the  event  that  a
   judgment that is subject to further review or appeal has
   been  issued,  the  Company  shall  in  good  faith   be
   prosecuting an appeal or other proceeding for review and a stay or execution shall have been obtained pending such appeal or review.

   SECTION 1504.  Subrogation.

              Senior  Indebtedness shall not be  deemed  to
   have  been paid in full unless the holders thereof shall
   have  received  cash (or securities  or  other  property
   satisfactory  to such holders) in full payment  of  such
   Senior  Indebtedness then outstanding.  Upon the payment
   in  full of all Senior Indebtedness, the Holders of  the
   Securities  shall  be subrogated to the  rights  of  the
   holders  of  Senior Indebtedness to receive any  further
   payments   or   distributions  of  cash,   property   or
   securities  of the Company applicable to the holders  of
   the  Senior Indebtedness until all amounts owing on  the
   Securities  shall be paid in full; and such payments  or
   distributions  of cash, property or securities  received
   by  the  Holders  of the Securities, by reason  of  such
   subrogation,   which  otherwise   would   be   paid   or
   distributed to the holders of such Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior
   Indebtedness, on the other hand.

   SECTION 1505.  Obligation of the Company Unconditional.

             Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

              Upon any payment or distribution of assets or
   securities  of the Company referred to in this  Article,
   the  Trustee and the Holders shall be entitled  to  rely
   upon  any  order  or  decree of  a  court  of  competent
   jurisdiction  in  which  such dissolution,  winding  up,
   liquidation  or reorganization proceedings  are  pending
   for the purpose of ascertaining the persons entitled  to
   participate  in  such distribution, the holders  of  the
   Senior  Indebtedness  and  other  indebtedness  of   the
   Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article.

   SECTION  1506.   Priority  of Senior  Indebtedness  Upon
   Maturity.

              Upon the maturity of the principal of any Senior Indebtedness by lapse of time, acceleration or otherwise, all matured principal of Senior Indebtedness and interest and premium, if any, thereon shall first be paid in full before any payment of principal or premium or interest, if any, is made upon the Securities or before any Securities can be acquired by the Company or any sinking fund payment is made with respect to the Securities (except that required sinking fund payments may be reduced by Securities acquired before such maturity of such Senior Indebtedness).

   SECTION 1507.  Trustee as Holder of Senior Indebtedness.

              The Trustee shall be entitled to all rights set forth in this Article with respect to any Senior
   Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness. Nothing in this Article shall deprive the Trustee of any of its rights as such holder.

   SECTION   1508.    Notice  to  Trustee   to   Effectuate
   Subordination.

             Notwithstanding the provisions of this Article
   or  any  other provision of the Indenture,  the  Trustee
   shall not be charged with knowledge of the existence  of
   any facts which would prohibit the making of any payment
   of  moneys  to  or by the Trustee unless and  until  the
   Trustee shall have received written notice thereof  from
   the  Company,  from a Holder or from  a  holder  of  any
   Senior  Indebtedness  or  from  any  representative   or
   representatives of such holder and, prior to the receipt
   of  any  such  written  notice,  the  Trustee  shall  be
   entitled,  subject to Section 901, in  all  respects  to
   assume  that  no  such facts exist;  provided,  however,
   that,  if prior to the fifth Business Day preceding  the
   date upon which by the terms hereof any such moneys  may
   become  payable for any purpose, or in the event of  the
   execution  of  an  instrument pursuant  to  Section  702
   acknowledging   satisfaction  and  discharge   of   this
   Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee may, in its discretion, receive such moneys and/or apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such date;
   provided, however, that no such application shall affect the obligations under this Article of the persons receiving such moneys from the Trustee.

   SECTION  1509.  Modification, Extension, etc. of  Senior
   Indebtedness.

               The holders of Senior Indebtedness may, without affecting in any manner the subordination of the payment of the principal of and premium, if any, and interest, if any, on the Securities, at any time or from time to time and in their absolute discretion, agree with the Company to change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend or supplement any instrument pursuant to which any Senior
   Indebtedness is issued, or exercise or refrain from exercising any other of their rights under the Senior
   Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee.

   SECTION 1510. Trustee Has No Fiduciary Duty to Holders of Senior Indebtedness.

               With   respect  to  the  holders  of  Senior
   Indebtedness,  the Trustee undertakes to perform  or  to
   observe only such of its covenants and objectives as are
   specifically set forth in this Indenture, and no implied
   covenants or obligations with respect to the holders  of
   Senior  Indebtedness shall be read into  this  Indenture
   against the Trustee.  The Trustee shall not be deemed to
   owe   any  fiduciary  duty  to  the  holders  of  Senior
   Indebtedness, and shall not be liable to any such holders if it shall mistakenly pay over or deliver to the Holders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

   SECTION 1511.  Paying Agents Other Than the Trustee.

              In  case  at any time any Paying Agent  other
   than  the  Trustee  shall have  been  appointed  by  the
   Company and be then acting hereunder, the term "Trustee"
   as  used in this Article shall in such case (unless  the
   context   shall  otherwise  require)  be  construed   as
   extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1507, 1508 and 1510 shall not apply to the Company if it acts as Paying Agent.

SECTION  1512.   Rights of Holders of Senior  Indebtedness
Not Impaired.

        No right of any present or future holder of Senior
Indebtedness to enforce the subordination herein shall  at
any  time or in any way be prejudiced or impaired  by  any
act or failure to act on the part of the Company or by any
noncompliance  by  the Company with the terms,  provisions
and   covenants  of  this  Indenture,  regardless  of  any
knowledge thereof any such holder may have or be otherwise charged with.

SECTION   1513.    Effect  of  Subordination   Provisions;
Termination.

         Notwithstanding anything contained herein to the contrary, other than as provided in the immediately succeeding sentence, all the provisions of this Indenture shall be subject to the provisions of this Article, so far as the same may be applicable thereto.

         Notwithstanding anything contained herein to  the
contrary, the provisions of this Article Fifteen shall  be
of  no  further effect, and the Securities shall no longer
be  subordinated in right of payment to the prior  payment
of   Senior  Indebtedness,  if  the  Company  shall   have
delivered  to  the Trustee a notice to such  effect.   Any
such notice delivered by the Company shall not be deemed to be a supplemental indenture for purposes of Article
Twelve hereof.

                _________________________

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.



           IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


MISSISSIPPI POWER & LIGHT COMPANY



By:______________________________
                         ___

[SEAL]

ATTEST:


_______________________


____________________________
                              __, Trustee



By:_________________________
                              ________

[SEAL]

ATTEST:


_______________________





STATE OF _____________________     )
                         ) ss.:
COUNTY OF ___________________ )


           On the _____ day of _________, ____, before  me
personally came _________________, to me known, who, being
by  me  duly  sworn, did depose and say  that  he  is  the
_________________________  of Mississippi  Power  &  Light
Company,  one of the corporations described in  and  which
executed the foregoing instrument; that he knows the  seal
of  said  corporation;  that  the  seal  affixed  to  said
instrument is such corporate seal; that it was so  affixed
by   authority   of  the  Board  of  Directors   of   said
corporation, and that he signed his name thereto by like authority.




________________________________
                                         Notary Public
                                        [Notarial Seal]



STATE OF _____________________     )
                         ) ss.:
COUNTY OF ___________________ )


           On  the _____ day of ____________, ____, before
me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he is a _________________ of ______________________________, one
of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



________________________________

Notary Public
                                        [Notarial Seal]